File No. 33-60297   CIK #910901


                       Securities and Exchange Commission
                             Washington, D. C. 20549


                                 Post-Effective


                                 Amendment No. 6


                                       to


                                    Form S-6


                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

                         Kemper Defined Funds Series 34

                 Name and executive office address of Depositor:

                            Ranson & Associates, Inc.
                         250 North Rock Road, Suite 150
                             Wichita, Kansas  67206

                 Name and complete address of agent for service:

                                 Robin Pinkerton
                            Ranson & Associates, Inc.
                         250 North Rock Road, Suite 150
                             Wichita, Kansas  67206



          ( X ) Check box if it is proposed that this filing will become effective at 2:00 p.m. on September 28, 2001 pursuant to paragraph (b) of Rule 485.

                     KEMPER TAX-EXEMPT INSURED INCOME TRUST
                               MULTI-STATE SERIES

                     OHIO TAX-EXEMPT BOND TRUST SERIES 11-22

                   KEMPER DEFINED FUNDS (TAX-EXEMPT PORTFOLIO)

              EVEREN UNIT INVESTMENT TRUSTS (TAX-EXEMPT PORTFOLIO)

                                    PART ONE

     Each State Trust of the Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Series 11-22 of the Ohio Tax-Exempt Bond Trust, Kemper Defined Funds (Tax-Exempt Portfolio) and EVEREN Unit Investment Trusts (Tax-Exempt Portfolio) was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such Trust is named or counties, municipalities, authorities or political subdivisions thereof.

     Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each State Trust has been obtained by the Trust from Financial Guaranty Insurance Company ("Financial Guaranty") or other insurers or directly by the issuer or the Sponsor from Financial Guaranty, MBIA Insurance Corporation or other insurers. See "Insurance on the Portfolios" herein and the "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in such State Trust, while insurance obtained by a Municipal Bond issuer or the Sponsor is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty or such other insurers, in the event of a sale of any Bond covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each State Trust received on the original date of deposit a rating of either "AAA" by Standard & Poor's, a division of The McGraw Hill Companies ("Standard & Poor's") or "Aaa" by Moody's Investors Service, Inc. ("Moody's") and, while held in a State Trust, the Municipal Bonds are rated either "Aaa" by Moody's Investors Service, Inc. or "AAA" by Standard & Poor's. The "AAA" Unit rating received by a State Trust from Standard & Poor's on the original date of deposit will be in effect for a period of 13 months from such date and will, unless renewed, terminate at the end of such period. See "Insurance on the Portfolios" and "Description of Securities Ratings." No representation is made as to Financial Guaranty's, MBIA Insurance Corporation's or any other insurer's ability to meet its commitments.

     Units of the Trusts are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.
                        This Prospectus is in two parts.
                Read and retain both parts for future reference.

                     The date of this Part One is that date
                which is set forth in Part Two of the Prospectus.

                       -----------------------------------

                       SPONSOR:  RANSON & ASSOCIATES, INC.

                       -----------------------------------

     THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                TABLE OF CONTENTS

                                              PAGE
SUMMARY                                        1
   The Trust                                   1
   Insurance                                   1
   Public Offering Price                       1
   Interest and Principal Distributions        1
   Reinvestment                                2
   Estimated Current Return and
     Estimated Long-Term Return                2
   Market for Units                            2
   Risk Factors                                2

THE TRUST                                      2

PORTFOLIOS                                     3
   Risk Factors                                4

INSURANCE ON THE PORTFOLIOS                    9
   Ambac Assurance Corporation                10
   Financial Guaranty Insurance Company       12
   Financial Security Assurance               13
   Capital Guaranty Insurance Company         14

DISTRIBUTION REINVESTMENT                     14

INTEREST, ESTIMATED CURRENT
 RETURN AND ESTIMATED LONG-TERM RETURN        15

FEDERAL TAX STATUS OF THE STATE TRUSTS        15

DESCRIPTION AND STATE TAX STATUS
 OF THE STATE TRUSTS                          19
   Alabama Trusts                             19
   Arizona Trusts                             20
   California Trusts                          21
   Colorado Trust                             25
   Florida Trusts                             29
   Louisiana Trusts                           31
   Massachusetts Trusts                       34
   Michigan Trusts                            36
   Minnesota Trusts                           38
   Missouri Trusts                            41
   New Jersey Trusts                          43
   New York Trusts                            45
   North Carolina Trusts                      48
   Ohio Trusts                                50
   Pennsylvania Trusts                        53
   Texas Trusts                               55

PUBLIC OFFERING OF UNITS                      59
   Public Offering Price                      59
   Public Distribution of Units               63
   Profits of Sponsor                         63

MARKET FOR UNITS                              63

REDEMPTION                                    64
   Computation of Redemption Price            65

UNITHOLDERS                                   65
   Ownership of Units                         65
   Distributions to Unitholders               66
   Principal Distributions                    67
   Statements to Unitholders                  67
   Rights of Unitholders                      67

INVESTMENT SUPERVISION                        68

ADMINISTRATION OF THE TRUST                   68
   The Trustee                                68
   The Evaluator                              69
   Amendment and Termination                  69
   Limitations on Liability                   70

EXPENSES OF THE TRUST                         70

THE SPONSOR                                   71

LEGAL OPINIONS                                72

AUDITORS                                      72

DESCRIPTION OF SECURITIES RATINGS             72

Essential Information*
Report of Certified Public
Accountants*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedules of Investments*
Notes to Financial Statements*

*  Information on these items appears
   in Part Two for the appropriate
   State Trust


SUMMARY

     The Trust. Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Ohio Tax-Exempt Bond Trust, Series 11-22, Kemper Defined Funds (Tax-Exempt Portfolio) and EVEREN Unit Investment Trusts (Tax-Exempt Portfolio) (collectively, the "Trust") are unit investment trusts consisting of a number of diversified portfolios designated as the State Trusts. Each State Trust consists of obligations ("Municipal Bonds," "Bonds" or "Securities") issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof.

     Each State Trust's investment objective is interest income which is exempt from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved.

     All of the Municipal Bonds in the State Trust portfolios were rated in the category "BBB" or better by either Standard & Poor's or "Baa" by Moody's on the date such State Trust was established (the "Date of Deposit"). Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.

     The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.

     Insurance. Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each State Trust has been obtained by the Trust from Financial Guaranty Insurance Company ("Financial Guaranty"), MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") or other insurers, or directly by the issuer or the Sponsor from Financial Guaranty, MBIA or other insurers. See "Insurance on the Portfolios" herein and the "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in such State Trust, while insurance obtained by a Municipal Bond issuer or the Sponsor is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty, MBIA or such other insurers, in the event of a sale of any bond covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Municipal Bonds upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each State Trust received on the original Date of Deposit a rating of "AAA" from Standard & Poor's and, while held in a State Trust, the Municipal Bonds are rated "Aaa" by Moody's. See "Insurance on the Portfolios." No representation is made as to Financial Guaranty's or any other insurer's ability to meet its commitments.

     Public Offering Price. The Public Offering Price per Unit of each State Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such State Trust plus or minus a pro rata share of cash, if any, in the Principal Account, held or owned by the State Trust plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction in a State Trust an amount equal to the accrued interest from the last Record Date of such State Trust to the date of settlement (three business days after order). The sales charge is reduced on a graduated scale for sales as indicated under "Public Offering of Units."

     Interest and Principal Distributions. Distributions of the estimated annual interest income to be received by each State Trust, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to holders of record of such State Trust on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. Only monthly distributions of estimated annual interest income will be available for Kemper Defined Funds Unitholders. The distribution of funds, if any, in the Principal Account of each State Trust, will be made as provided in "Unitholders-Distributions to Unitholders."

     Reinvestment. Each Unitholder of a State Trust offered herein may elect to have distributions of principal or interest or both automatically invested without charge in shares of certain mutual funds. See "Distribution Reinvestment."

     Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of the applicable State Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trusts and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the bid price of the underlying Bonds and with changes in accrued interest; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirement dates of all of the Bonds in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirement dates of the Bonds and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

     Market for Units. While under no obligation to do so and subject to change at any time, the Sponsor intends to and certain Underwriters may, maintain a market for the Units of each State Trust and continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in each State Trust plus accrued interest to the date of settlement.

     Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Securities. See "Portfolios-Risk Factors."

THE TRUST

     Each State Trust Fund is one of a series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Series 11-22 of Ohio Tax-Exempt Bond Trust, Kemper Defined Funds (Tax-Exempt Portfolio) or EVEREN Unit Investment Trusts (Tax-Exempt Portfolio), all of which are similar, and each of which was created under the laws of the State of Missouri or the State of New York pursuant to a Trust Agreement* (the "Agreement") (such "State Trusts" being collectively referred to herein as the "Trust"). Ranson & Associates, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

     A State Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of insured, tax-exempt, fixed income securities with greater diversification than they might be able to acquire

--------------------
* Reference is hereby made to said Trust Agreement, and any statements contained herein are qualified in their entirety by the provisions of said Trust Agreement.

individually. In addition, Municipal Bonds of the type deposited in the State Trusts are often not available in small amounts. Each State Trust was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved. All of the Municipal Bonds in the State Trusts' portfolios are rated "BBB" or better by Standard & Poor's or "Baa" or better by Moody's. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.

     Each State Trust consists of an insured portfolio of interest bearing obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may not be subject to State and local taxes. Proceeds of the maturity, redemption or sale of the Municipal Bonds in a State Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders thereof and will not be utilized to purchase replacement or additional Municipal Bonds for the State Trust.

     The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate State Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trusts and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of any State Trust are redeemed, the principal amount of Municipal Bonds in such State Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of such State Trust will increase. See "Redemption."

PORTFOLIOS

     The selection of Municipal Bonds for each State Trust was based largely upon the experience and judgment of the Sponsor. In making such selections, the Sponsor considered the following factors: (a) a minimum rating in the category "BBB" by Standard & Poor's or "Baa" by Moody's (see "Description of Securities Ratings") except that the Sponsor may, from time to time, in specifically designated State Trusts, have deemed it to be acceptable to acquire unrated municipal bonds which had, in the opinion of the Sponsor, credit characteristics at least equal to municipal bonds so rated; (b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the income to the Unitholders of the State Trust; (e) whether such Municipal Bonds were insured, or the cost and availability of insurance for the scheduled payment of principal and interest, when due, on the Municipal Bonds; and (f) the dates of maturity of the Municipal Bonds.

     Subsequent to the Date of Deposit, a Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from a State Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and the "Schedule of Investments" in Part Two. The Sponsor may not alter the portfolio of a State Trust except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment Supervision."

     Certain of the Municipal Bonds in the State Trusts may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such State Trust, and the net annual interest income of the State Trust and may reduce the Estimated Current and Long-Term Returns. See "Interest, Estimated Current Return and Estimated Long-Term Return." Each State Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Municipal Bonds or may require the mandatory redemption of Municipal Bonds include, among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, State or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds. The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.

     Risk Factors. An investment in the Units of a State Trust should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the portfolio and hence of the State Trusts will decline with increases in interest rates. The value of the underlying Municipal Bonds will fluctuate inversely with changes in interest rates. The uncertain economic conditions of recent years, together with the fiscal measures adopted to attempt to deal with them, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally and long term obligations in particular. The Sponsor cannot predict whether such fluctuations will continue in the future.

     Certain of the Municipal Bonds in the State Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Municipal Bonds in the State Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. There are, of course, variations in the security of the different Municipal Bonds in the State Trusts, both within a particular classification and between classifications, depending on numerous factors.

     Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are derived from services provided by hospitals and other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management's capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation has been enacted which implements a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Municipal Bonds held in the State Trusts. Such adverse changes also may adversely affect the ratings of the Municipal Bonds held in the State Trusts.

     Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity or in other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may legally be required because of the bonds to perform procedures against specified religious principles. Certain FHA-insured bonds may provide that all or a portion of those bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may reduce severely its collateral value.

     Certain of the Municipal Bonds in the State Trusts may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these Municipal Bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such Municipal Bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such Municipal Bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Municipal Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954, which Section contains certain ongoing requirements relating to the use of the proceeds of such Municipal Bonds in order for the interest on such Municipal Bonds to retain its tax-exempt status. In each case, the issuer of the Municipal Bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the Municipal Bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the Municipal Bonds to become taxable, possibly retroactively from the date of issuance.

     Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and State programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Municipal Bonds held by the State Trusts, the Sponsor has not had any direct communications with any of the issuers thereof, but at the Initial Date of Deposit it was not aware that any of the respective issuers of such Municipal Bonds were actively considering the redemption of such Municipal Bonds prior to their respective stated initial call dates. However, there can be no assurance that an issuer of a Municipal Bond in the State Trusts will not attempt to so redeem a Municipal Bond in the State Trusts.

     Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, a decline in population resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. Issuers may have experienced these problems in varying degrees.

     Because of the relatively short history of solid waste disposal bond financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most municipal enterprise projects. Increasing environmental regulation on the Federal, State and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and complex regulatory requirements, the cost of obtaining construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner. In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures. Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services. Finally, waste disposal facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities.

     Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are primarily derived from the sale of electric energy or natural gas. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. Issuers may have experienced these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Municipal Bonds to make payments of principal and/or interest on such Municipal Bonds.

     The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington and Idaho have held that certain agreements between the Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

     Certain of the Municipal Bonds in the State Trusts may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from leveraged buy-outs or takeovers. The IRBs in the State Trusts may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other Municipal Bonds in the State Trusts prior to the stated maturity of such Municipal Bonds.

     Certain of the Municipal Bonds in the State Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore by affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Municipal Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

     Certain of the Municipal Bonds in the State Trusts may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

     In addition, the ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, geographic location, geographic diversity and quality of student body, quality of the faculty and the diversity of program offerings.

     Certain of the Municipal Bonds in the State Trusts may be Urban Redevelopment Bonds ("URBs"). URBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the URBs. Regardless of the structure, payment of the URBs is solely dependent upon the creditworthiness of the operator of the project.

     Certain of the Municipal Bonds in the State Trusts may be lease revenue bonds whose revenues are derived from lease payments made by a municipality or other political subdivision which is leasing equipment or property for use in its operation. The risks associated with owning Municipal Bonds of this nature include the possibility that appropriation of funds for a particular project or equipment may be discontinued. The Sponsor cannot predict the likelihood of nonappropriation of funds for these types of lease revenue Municipal Bonds.

     Certain of the Bonds in the Trust Funds may be sales and/or use tax revenue bonds whose revenues are derived from the proceeds of a special sales or use tax. Such taxes are generally subject to continuing Legislative approval. Payments may be adversely affected by reduction of revenues due to decreased use of a facility or decreased sales.

     Certain of the Municipal Bonds in the State Trusts may be "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer receives a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation.
This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. For the Federal tax consequences of original issue discount bonds such as the zero coupon bonds, see "Federal Tax Status of the State Trusts."

     Investors should be aware that many of the Municipal Bonds in the State Trusts are subject to continuing requirements such as the actual use of Municipal Bond proceeds or manner of operation of the project financed from Municipal Bond proceeds that may affect the exemption of interest on such Municipal Bonds from Federal income taxation. Although at the time of issuance of each of the Municipal Bonds in the State Trusts an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Municipal Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Municipal Bonds, thereby reducing the value of the Municipal Bonds and subjecting Unitholders to unanticipated tax liabilities.

     Federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

     Certain issues of the Municipal Bonds in the State Trusts represent "moral obligations" of another governmental entity. In the event that the issuer of the Municipal Bond defaults in the repayment thereof, such other governmental entity lawfully may, but is not obligated to, discharge the obligation of the issuer to repay such Municipal Bond.

     If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such Municipal Bonds becomes a moral commitment but not a legal obligation of the State or municipality in question. Even though the State may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the State legislature and accordingly does not constitute a legally enforceable obligation or debt of the State. The agencies or authorities generally have no taxing power.

     To the best of the Sponsor's knowledge, as of the date of this Prospectus, there is no litigation pending with respect to any Municipal Bond which might reasonably be expected to have a material adverse effect on the Trust or any State Trust. Although the Sponsor is unable to predict whether any litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust, the Trust received copies of the opinions of bond counsel given to the issuing authorities at the time of original delivery of each of the Municipal Bonds to the effect that the Municipal Bonds had been validly issued and that the interest thereon is exempt from Federal income taxes.

INSURANCE ON THE PORTFOLIOS

     All Municipal Bonds in the portfolio of the State Trusts are insured as to the scheduled payment of interest and principal, when due, by policies obtained directly by the Trust from Financial Guaranty Insurance Company ("Financial Guaranty") or by the Sponsor or by the issuer from Financial Guaranty, MBIA or other insurers. The insurance policies obtained by the Trust for a Series are non-cancelable and will continue in force so long as such State Trust is in existence, Financial Guaranty remains in business and the Municipal Bonds described in the policy continue to be held in such State Trusts. The premium for any insurance policy or policies obtained by an issuer of Municipal Bonds or the Sponsor has been paid in advance by such issuer or the Sponsor and any such policy or policies are non-cancelable and will remain in force so long as the Municipal Bonds so insured are outstanding and the insurer and/or insurers referred to below remain in business. A monthly premium is paid by each State Trust for the insurance obtained by the Trust, which is payable from the interest received by such State Trust. In those instances where Municipal Bond insurance is obtained by the issuer or the Sponsor directly from an insurer, no premiums for insurance are paid by the State Trust and such bonds are not covered by the State Trust's policy. Nonpayment of premiums on the policy obtained by the State Trust will not result in the cancellation of such insurance but will force the insurer to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Municipal Bonds protected by the policy obtained by the Trust are fixed for the life of the appropriate State Trusts. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims paying ability of any such insurer deteriorates, no other insurer has an obligation to insure any issue adversely affected by either of the above described events.

     The aforementioned insurance guarantees the scheduled payment of principal and interest on the Municipal Bonds of each State Trust. It does not guarantee the market value of the Municipal Bonds or the value of the Units of a State Trust. The insurance obtained by the Trust is only effective as to Municipal Bonds owned by and held in a State Trust and the price which an individual pays on acquisition of Units, or receives on redemption or resale of Units, does not, except as indicated below, include any element of value for the insurance obtained by the Trust. Unitholders should recognize that in order to receive any benefit from the portfolio insurance obtained by the State Trust, they must be owners of the Units of a State Trust at the time the Trustee becomes entitled to receive any payment from the insurer for such State Trust. Insurance obtained by the issuer or the Sponsor of a Municipal Bond is effective so long as the Municipal Bond is outstanding, whether or not held by the State Trust.

     Pursuant to an irrevocable commitment of Financial Guaranty, upon the sale of a Municipal Bond under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance with respect to such Municipal Bond (i.e., insurance to the maturity of the Municipal Bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance with respect to Municipal Bonds in the State Trust only if upon such exercise the Trust would receive net proceeds (i.e., the value of such Municipal Bond if sold as an insured Municipal Bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond was sold on an uninsured basis. The insurance premium with respect to each Municipal Bond is determined based upon the insurability of each Municipal Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.

     Insurance obtained for a State Trust, under normal circumstances, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only in circumstances where the credit quality of an underlying Municipal Bond has significantly deteriorated. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

     The value to be added to such Municipal Bonds shall be an amount equal to the excess, if any, by which the net proceeds realizable from the sale of the Municipal Bond on an insured basis exceeds the sum of (i) the net proceeds receivable from the sale of the Municipal Bonds on an uninsured basis plus
(ii) the insurance premium attributable to the Permanent Insurance. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

     Under the provisions of the aforementioned insurance, Financial Guaranty unconditionally and irrevocably agrees to pay to Citibank, N.A., or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the covered Municipal Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Municipal Bonds. The term "due for payment" means, when referring to the principal of a Municipal Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Municipal Bond, the stated date for payment of interest. When the interest on a Municipal Bond shall have been determined, as provided in the underlying documentation relating to such Municipal Bond, to be subject to Federal income taxation, "due for payment" also means, when referring to the principal of such Municipal Bond, the date on which such Municipal Bond has been called for mandatory redemption as a result of such determination of taxability, and when referring to interest on such Municipal Bond, the accrued interest at the rate provided in such documentation to the date on which such Municipal Bond has been called for such mandatory redemption, together with any applicable redemption premium.

     Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Municipal Bond, appurtenant coupon or right to payment of principal or interest on such Municipal Bond and shall be fully subrogated to all the Trustee's rights thereunder, including the right to payment thereof.

     Ambac Assurance Corporation ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation.
The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancellable and will continue in force for so long as the Bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a Bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such Bond upon payment of a single predetermined premium from the proceeds of the sale of such Bond.

     Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the Bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Bonds. The term "due for payment" means, when referring to the principal of a Bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Bond, the stated date for payment of interest.

     Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a Bond has occurred, but not earlier that the date on which the Bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of Bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where Bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid Bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such Bonds to be registered in the name of Ambac Assurance or its nominee. In cases where Bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the Bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such Bonds to receive the interest of which the insurance payment was made.

     Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,013,000,000 (unaudited) and statutory capital of approximately $2,402,000,000 (unaudited) as of December 31, 1999. Statutory capital consists of Ambac Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

     The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 7 World Trade Center, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

     Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

     The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

     MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     As of December 31, 1999, MBIA had admitted assets of $7.0 billion (audited), total liabilities of $4.6 billion (audited), and total capital and surplus of $2.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 2000, MBIA had admitted assets of $7.1 billion (unaudited), total liabilities of $4.7 billion (unaudited), and total capital and surplus of $2.4 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

     Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

     Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

     Moody's Investors Service rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates all new issues insured by MBIA "AAA." Fitch IBCA, Inc. rates the financial strength of MBIA "AAA."

     In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.4 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     Financial Guaranty Insurance Company. Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of September 30, 2000, the total capital and surplus of Financial Guaranty was $1.126 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

     In addition, Financial Guaranty is currently licensed to write insurance in all 50 states and the District of Columbia.

     Financial Security Assurance. Financial Security Assurance Inc. ("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

     Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

     Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include XL Capital Ltd. and The Tokio Marine and Fire Insurance Co. Ltd. On March 14, 2000, Holdings announced that it had entered into a merger agreement pursuant to which Holdings would become a wholly-owned subsidiary of Dexia S.A., a publicly held Belgian corporation, subject to receipt of shareholder and regulatory approvals and satisfaction of other closing conditions. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security. As of March 31, 2000, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,340,272,000 (unaudited) and $663,574,000 (unaudited), and the total shareholders' equity and the unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with accounting principles generally accepted in the United States, approximately $1,360,722,000 (unaudited), and $547,872,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York,
New York 10022, Attention: Communications Department. Financial Security's telephone number is (212) 826-0100.

     Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the obligations of Financial Security under any financial guaranty insurance policy.

     Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard & Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by Fitch IBCA, Inc. and Japan Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

     Capital Guaranty Insurance Company. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of Financial Security Assurance Inc. On September 30, 1997, Financial Security Assurance Inc. assumed all of the liabilities of FSA Maryland and sold the FSA Maryland "shell company" to American Capital Access, a wholly-owned subsidiary of American Capital Access Holdings, Incorporated.

     Because the Municipal Bonds are insured as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the insurance companies referred to above, either Standard & Poor's or Moody's has assigned to the State Trusts' Units its "AAA" or "Aaa" investment rating, respectively, and, in addition, Moody's has assigned its "Aaa" investment rating to each of the Municipal Bonds covered by the Financial Guaranty policy while held in the Trust. These are the highest ratings assigned to securities by such rating agencies. See "Description of Securities Ratings" herein. These ratings should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the State Trusts or the Units. There is no guarantee that the "AAA" or "Aaa" investment ratings will be maintained. The "AAA" Unit rating received by a State Trust from Standard & Poor's on the original date of deposit will be in effect for a period of 13 months from such date and will, unless renewed, terminate at the end of such period.

     On the date shown under "Essential Information" in Part Two, the Estimated Long-Term and Current Returns per Unit for the Trust, after payment of the insurance premium, if any, were as indicated. The Estimated Long-Term and Current Returns per Unit for a trust with an identical portfolio without the insurance obtained by the Trust would have been higher on such date.

     An objective of the portfolio insurance obtained by the Trust is to obtain a higher yield on the portfolio of the Series of the Trust than would be available if all the Municipal Bonds in such portfolios had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating, and at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Municipal Bonds. There is, of course, no certainty that this result will be achieved. Municipal Bonds in a Series of the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's. In selecting such Municipal Bonds for the portfolio, the Sponsor has applied the criteria described above.

     In the event of nonpayment of interest or principal, when due, in respect of a Municipal Bond, the appropriate insurer shall make such payment not later than 30 days after it has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.

     The Internal Revenue Service has issued a letter ruling which holds, in effect, that insurance proceeds representing maturing interest on defaulted municipal obligations paid to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code. Holders of Units in the State Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. Furthermore, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect that such payment of proceeds would be excludable from Federal gross income to the same extent that such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Federal Tax Status of the State Trusts."

DISTRIBUTION REINVESTMENT

     Each Unitholder of a State Trust may elect to have distributions of principal (including capital gains, if any) or interest or both automatically invested without charge in shares of certain mutual funds. Since the portfolio securities and investment objectives of such funds may differ significantly from that of the Trust, Unitholders should carefully consider the consequences, including the fact that distributions from such funds may be taxable, before selecting such funds for reinvestment. Detailed information with respect to the investment objectives and the management of the funds is contained in their respective prospectuses, which can be obtained from the Sponsor, and many investment firms, upon request. An investor should read the appropriate prospectus prior to making the election to reinvest.

     A Unitholder who desires to have such distributions automatically reinvested without charge should file a written notice of election with the Program Agent referred to below. Such election must be received by the Program Agent at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Program Agent. See "Unitholders-Distributions to Unitholders."

     The Program Agent is the Trustee. All inquiries concerning participation in distribution reinvestment should be directed to the Trustee at its unit investment trust office.

INTEREST, ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

     As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns for each State Trust were as set forth under "Essential Information" for the applicable State Trust in Part Two of this Prospectus. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in accrued interest; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the State Trust and
(2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

FEDERAL TAX STATUS OF THE STATE TRUSTS

     All Municipal Bonds deposited in a Trust were accompanied by copies of opinions of bond counsel to the issuers thereof, given at the time of original delivery of the Municipal Bonds, to the effect that the interest thereon is excludable from gross income for Federal income tax purposes. In connection with the offering of Units of a Trust, neither the Sponsor, the Trustee, the auditors nor their respective counsel have made any review of the proceedings relating to the issuance of the Municipal Bonds or the basis for such opinions. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on the Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includible in gross income for Federal income tax purposes and may be includible in gross income for state tax purposes. Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any. For purposes of the following opinions, it is assumed that each asset of the Trust is debt, and the interest on which is excluded for Federal income tax purposes.

     With respect to each Trust, counsel for the Sponsor rendered an opinion as of the Date of Deposit that:

          The Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986, as amended (the "Code") will retain its status when distributed to Unitholders; however, such interest may be taken into account in computing the alternative minimum tax and an additional tax on branches of foreign corporations.

          Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust in the proportion that the number of Units of such Trust held by him or her bears to the total number of Units outstanding of such Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his or her Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by a Trust, if any, on Bonds delivered after the date the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to a Trust and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount, market discount that the Unitholder elects to include in income as it accrues, and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust's assets ratably according to their value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost.

          Any insurance proceeds paid under individual policies obtained by issuers of Bonds or by the Trust which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Municipal Bond, depending on the date the Municipal Bond was issued. In addition, special rules apply if the purchase price of a Municipal Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Municipal Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Municipal Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Municipal Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Municipal Bond on the date a Unitholder acquires his or her Units, and the price the Unitholder pays for his or her Units. Unitholders should consult with their tax advisers regarding these rules and their application.

     Tax-exempt bonds are subject to the market discount rules of the Code. In general, market discount is the amount (if any) by which the stated redemption price at maturity (or, in the case of a bond issued with original issue discount, its "revised issue price") exceeds an investor's purchase price subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Municipal Bonds or the price a Unitholder pays for his or her Units. Under the Code, accretion of market discount is taxable as ordinary income. Market discount that accretes while a Trust holds a Municipal Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Municipal Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

     In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in a Trust. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax and the branch profits tax imposed by Section 884 of the Code.

     Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisers.

     In the case of certain Municipal Bonds in a Trust, the opinions of bond counsel indicate that interest on such Municipal Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Municipal Bonds or persons related thereto, for periods while such Municipal Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Municipal Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

     In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). For tax years beginning after December 31, 2000, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property held for more than five years. However, the reduction of the 20% rate to 18% applies only if the holding period for the property begins after December 31, 2000. Therefore, you will not be eligible for the 18% capital gain rate on assets for which your holding period began before January 1, 2001. However, if you are an individual, you may elect to treat certain assets you hold on January 1, 2001 as having been sold for their fair market value on the next business day after January 1, 2001 for purposes of this holding period requirement. If you make this election for an asset, the asset would be eligible for the 18% rate if it is held by you for more than five years after this deemed sale. If you make this election, you must recognize any gain from this deemed sale, but any loss is not recognized. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

     Capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are "conversion transactions." Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units. In addition, the Code treats certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions (as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisors with regard to any such constructive sales rules.

     All statements of law in the Prospectus concerning exclusion from gross income for Federal, State or other tax purposes are the opinions of counsel and are to be so construed.

     At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor its counsel has made any special review for the Trust of the proceedings relating to the issuance of the bonds or of the basis for such opinions.

     Section 86 of the Code, in general, provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

     In addition, under the Code up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

     Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his or her Social Security benefits in gross income whether or not he or she receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

     Ownership of the Units may result in collateral Federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

     For a discussion of the State tax status of income earned on Units of a State trust, see the discussion of tax status for the applicable trust. Except as noted therein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or city. The laws of the several States vary with respect to the taxation of such obligations.

DESCRIPTION AND STATE TAX STATUS OF THE STATE TRUSTS

     Alabama Trusts. Alabama Economy. Alabama's economy has experienced a major trend toward industrialization over the past three decades. During the 1960s and 1970s, the State's industrial base became more diversified and balanced, moving away from primary metals into pulp and paper, lumber, furniture, electrical machinery, transportation equipment, textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets. And by 1990, manufacturing accounted for only 26.7% of Alabama's real Gross State Product (the total value of goods and services produced in Alabama).

     The state's service sector, with about 24 percent of the state's total nonfarm employment, enjoyed moderate growth in 1999. Service employment growth slowed from 4.6 percent in 1998 to 1.9 percent from the third quarter of 1998 through the third quarter of 1999. Overall, Alabama's service industry should grow at about the same rate as in 1999, continuing on the sector's basic long-term growth path.

     Alabama's manufacturing employment fell by 3.1 percent from the third quarter of 1998 through the third quarter of 1999; the nation's manufacturing employment dropped 2.2 percent. This decline was significant for Alabama since the factory sector accounts for 19 percent of the state's payroll employment compared with 13 percent across the Southeast.

     Despite gains in expanding its non-farm sectors of its economy, Alabama is still strongly reliant on agriculture. Weather and international conditions are the main factors that will affect Alabama's farmers in 2000. While domestic demand should continue to grow moderately in 2000, international demand from Asia will rebound as that region recovers economically.

     Preliminary data show total nonagricultural employment as of March 2000 was
1.94 million, an increase of 1.7% from March 1999. This slow performance was due to two main factors. First, job losses, particularly in the non-durable (especially apparel) industries, offset job gains in other sectors. Secondly, the state's low unemployment rate (4.8% compared to 4.2% nationally in 1998) and the slow growth rate of its civilian labor force (-0.5% in 1999) makes it difficult for companies to find people with the skills needed to fill the jobs. Labor shortages are not expected to end soon in the state.

     Revenues and Expenditures. Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

     Revenues received by the State of Alabama for Fiscal Year 1999 totaled $12.87 billion. Taxes, accounting for more than half of all receipts, increased by 4.6% over Fiscal 1998 collections. The gain was lead by strong growth in personal and sales tax income, offsetting significant losses in oil and gas production taxes.

     Debt Management. Various authorities of the State of Alabama have been given statutory power to issue bonds. Records of bond issues are maintained by the Alabama Treasurer's Office and are included in the bonded indebtedness report, as compiled annually by the State Examiner. As of September 30, 1999, the Treasurer is responsible for paying debt service on 35 issues and is the paying agent on 32 of those issues.

     Total bonded indebtedness for the State of Alabama is $2.69 billion for the fiscal year ended September 30, 1999. The annual payment for Fiscal 1999 on these bonds is $279 million.

     Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could adversely affect the market value of the bonds held by an Alabama Trust and thereby adversely affect Unitholders.

     Ratings. State of Alabama general obligation bonds have been assigned the following ratings: Standard & Poor's Ratings Services, AA; Moody's Investors Service, Inc., Aa3; and Fitch IBCA, Inc., AA.

     In the opinion of special counsel to the Fund for Alabama tax matters, under existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation:

     The Alabama Trust is not taxable as a corporation for purposes of the Alabama income tax.

     Income of the Alabama Trust, to the extent it is taxable, will be taxable to the Unitholders, not the Alabama Trust.

     Each Unitholder's distributive share of the Alabama Trust's net income will be treated as the income of the Unitholder for purposes of the Alabama income tax.

     Interest on obligations held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

     Any proceeds paid to the Alabama Trust under insurance policies issued to the Sponsor or under individual policies obtained by the Sponsor, the issuer or underwriter of the respective obligations which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Alabama income tax if and to the same extent as such interest would be exempt from such taxes if paid directly by the issuer of such obligations.

     Each Unitholder will, for purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.

     Gains realized on the sale or redemption of Units by Unitholders, who are subject to the Alabama income tax, will be includable in the Alabama income of such Unitholders.

     Arizona Trusts. The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

     The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services, tourism and manufacturing. These sectors tend to be cyclical. Commercial and residential real estate markets, which experienced depression and high vacancy rates in the early 1980s and early 1990s, have recovered and are growing strong. Yet, Arizona has experienced rapid declines in the real estate markets after reaching peaks. Such declines may occur in the future.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "ADDITIONAL INFORMATION" appearing in Part Two of this Prospectus.

     At the time of the closing for the Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

     For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

     For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

     To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

     Interest on the Possession Bonds which is excludable from gross income for Federal tax purposes and is exempt from state and local taxation pursuant to Federal law when received by the Arizona Trust will be exempt from Arizona income taxation and therefore will not be includable in the income of the Unitholders for income tax purposes when distributed by the Arizona Trust and received by the Unitholders.

     Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

     Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

     Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

     Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

     Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     California Trusts.

     Economic Outlook. Despite signs of a softening national economy, a dot.com stock slide and a troubled energy market, California outperformed the nation throughout the year. Personal income rose more than 11%, also the largest gain in 16 years, and far above the nation's 6.5% increase. On average, nonfarm employment in California grew by nearly 37,000 jobs each month in 2000.
Industry employment grew by 3.1% or 443,100 jobs in December 2000 compared to 2.7% in December 1999. All major industry sectors, except for the small mining sector, expanded over the year with services adding approximately 198,400 jobs, business services adding approximately 95, 100 jobs and government adding approximately 73,100. California is also the nation's leading provider of computer services, including software and the Internet. Throughout 2000, California's annual average unemployment rate was 4.9%, beating the 1999 rate of 5.2%.

     The first results from Census 2000, released in December 2000, estimated California's population at 33,871,648.

     The state continues to benefit from strong economic growth in much of Asia and Mexico and solid gains in Europe as well. Through the first nine months of 2000, California-made exports increased more than 21% over comparable 1999 shipments. It appears that still-rising foreign demand is serving to cushion the effects of the U.S. slowdown. However, despite that cushioning effect, California should expect a slowing of job growth in the year ahead. On an annual average basis, job growth is forecast at 2.8%, although gains on a year-end 2000-2001 comparison may be closer to 2%.

     Apart from the possibility of a national downturn, a significant risk to the California outlook comes from the energy sector. The current electric power situation results from a complex set of circumstances arising from a steep rise in demand though the Western United States, sharply higher natural gas prices exacerbated in California by the break in a key pipeline in the summer of 2000, and a dysfunctional wholesale electricity market in which prices have soared to levels several times the actual cost of the least efficient, most expensive production in the region.

     Revenues and Expenditures. California's exceptional economic performance over the past year, coupled with accumulated gains in the stock market, led to another year of robust revenue growth in fiscal year 2000-01 that is expected to moderate somewhat in 2001-02. Since enactment of the 2000 Budget Act, the General Fund revenue forecast for the past and current-year period has increased by $3.8 billion. In addition, General Fund revenues in 2001-02 are expected to be up $2.54 billion reaching almost $80 billion. General Fund collections are expected to increase 6.9% on a year-over-year basis in 2000-01, bringing revenues to $76.9 billion. This past year's growth in part reflects the fact that 1999-00 was the first year in which California received revenue from tobacco company litigation. The revenue forecast for 2000-01 reflects continuing growth, but at a more modest rate than in the recent past. Overall General Fund revenues and transfers represent 82% of total revenues. The remaining 18% are special funds dedicated to specific programs.

     Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

     Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

     Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

     "Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

     Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

     Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had approximately $19.3 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding and approximately $7.1 billion of unissued non-self liquidating general obligation bonds as of January 1, 2001. On February 27, 2001, $982 million in general obligation bonds were sold. Fitch, Moody's Investors Service, and Standard & Poor's rated the bonds AA, Aa2 and AA respectively.

     Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

     The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

     Bond Ratings. Citing California's strong and diverse economy and increased fiscal conservatism, Moody's Investors Service raised the state's general obligation bond rating from Aa3 to Aa2 in September 2000. Also in September, Standard and Poor's raised their rating from AA- to AA citing a substantially improved general fund balance, new history of conservative fiscal budgeting, and unexpected economic growth leading to better than budgeted financial results. The bonds are also rated AA by Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

     Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

     Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The information provided is only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

     There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of a Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     At the time of the closing for each California Trust, Special Counsel to the California Trust for California tax matters, rendered an opinion under then existing California income and property tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:

         (1) The California Trust is not an association taxable as a corporation for purposes of the California Bank and Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the California Trust, and the income of such portion of the California Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.

         (2) Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the California Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the California Trust and distributed to a California Unitholder.

         (3) Each California Unitholder of the California Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the California Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

         (4) Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the California Trust is not deductible for purposes of the California Personal Income Tax.

     This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Bank and Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Bank and Corporation Tax Law may be includable in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the California Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of the California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     Colorado Trust.

     Economic Outlook. According to the Colorado Economic Perspective June 2000 ("June 2000 Economic Forecast"), published by the Governor's Office of State Planning and Budgeting, the economic forecast calls for a gradual slowing of Colorado's economy in 2000 and beyond. The primary factors contributing to Colorado's economic slowdown are a scarcity of labor, a higher cost environment, and a slowdown in the construction industry. The main factor limiting Colorado's expansion is a shortage of labor. Colorado's seasonally adjusted unemployment rate stood at 2.8 percent through April 2000, just slightly above the record-low unemployment rate seen in January 2000. Colorado is simultaneously experiencing strong employment growth and low unemployment.

     The booming advanced technology sector is one reason for the state's strong employment growth. This sector has grown in importance in Colorado's economy and will continue to be a key factor. Despite the labor shortage in Colorado, the outlook for the state's advanced technology and communications sectors remains positive. Even with the tight labor market, advanced technology firms are still moving to and expanding in Colorado. Indeed, employment in the advanced technology industries in Colorado has grown from 39,000 employees in 1972 to more than 125,000 employees today.

     Throughout the 1990s, the state witnessed nonfarm employment growth averaging 3.7 percent per year. In 1999, the employment growth rate equaled this average. Through April 2000, nonfarm employment posted a healthy 4.0 percent gain compared with year-to-date April 1999. The forecast for nonfarm employment growth calls for a gradual slowing. It is expected that nonfarm employment will slowly decrease to a 3.0% rate by 2004.

     Colorado's stellar employment market has kept the unemployment rate low in the past few years. Indeed, the unemployment rate for 1999 was 2.9%. Labor force data through the first eight months of 2000 reflect the continued tightness of the State's job market. As of August 2000, unemployment has averaged 2.7% compared with 3.0% for the same period last year. Total employment has risen 66,500 while unemployment has fallen 6,300 from the January-August period a year ago. It is predicted that the unemployment rate will remain low throughout the end of 2000 at 2.9% and then increase to 3.2% in 2001. By 2004, the unemployment rate is expected to be 3.7%, still well below the historical average unemployment rate. Meanwhile, the U.S. Commerce Department reported revised data showing that the State's per capita personal income grew at a rate of 5.6% in 1999, fifth highest in the nation. At $31,546, per capita personal income in Colorado trailed only five other states.

     Restrictions on Appropriations and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3 percent of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4 percent. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2 percent for 1994 and 3 percent for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5 percent of Colorado personal income or (ii) 106 percent of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

     On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10 percent of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

     The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in state population in the prior calendar year. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

     Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

     State Finances.  The Taxpayer's Bill of Rights ("TABOR"), Article X,
Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year. The June 2000 Economic Forecast indicates that the state will exceed its TABOR limit by a wide margin through FY 2004-05. The TABOR surplus is projected to be $815.5 million in FY 1999-00 and will reach $1,335.4 million by FY 2004-05. On average, the TABOR refund will equal $1,008 million during the six-year forecast period of 2000-2005. All of this surplus revenue must be refunded unless voters allow the state to retain the revenue. In FY 1999-00, the TABOR surplus will increase to $815.5 million from $679.6 million in FY 1998-99. In total, from FY 1999-00 through FY 2004-05 it is expected that the state will exceed its TABOR limit by $6.3 billion with more than $900 million returned to taxpayers in FY 2001-2002.

     In reaction to the large and growing TABOR surplus, many tax relief measures were passed during the 1999 and 2000 legislative sessions. In total, taxes were permanently reduced by more than $530 million during the two legislative sessions. When combined with temporary tax relief bills, more than $900 million will be returned to Colorado taxpayers in FY 2001-02. During 1999, the Governor signed 14 bills that will result in $296.1 million in permanent tax reductions in FY 2001-02, and 4 bills that will refund $226.2 million of the TABOR surplus in FY 2001-02. During the 2000 legislative session, the General Assembly passed and the Governor signed 13 measures that will result in $235.3 million in permanent tax cuts in FY 2001-02, and 13 more mechanisms for refunding $146.1 million of the FY 2001-02 TABOR surplus.

     According to June 2000 Economic Forecast, the healthy economic conditions that have existed in Colorado for the past decade have led to strong growth in Colorado's General Fund. General Fund revenue increased 7.3 percent in FY 1998-
99. While the rate of growth was still relatively high in FY 1998-99, it had considerably slowed from FY 1997-98's torrid pace of 15.4 percent. General Fund revenue growth is expected to slow to 6.5 percent in FY 1999-00. The state's FY 1999-00 year-end reserve is expected to be $694.0 million. This is $493.7 million above the statutory four percent reserve requirement. The slower growth in FY 1999-00 results from the income tax reductions and the sales and use tax exemptions passed during the 1999 legislative session. In FY 2000-01 and FY 2001-02, General Fund revenue growth will slow to 6.2 percent and 5.5 percent, respectively, as the additional tax relief is enacted. By 2004-05, the fiscal year-end General Fund reserve will decline to $509.5 million and the excess General Fund reserve will decrease to $241.4 million. The monies in excess of the General Fund reserve are typically used for capital expenditures and tax relief. The state will transfer $971.1 million to the capital construction fund from FY 1999-00 through FY 2004-05. In addition, there is $241.4 million available for new capital projects, tax cuts and/or increased rebates or expenditures. In addition because of strong revenue growth, General Fund appropriations can grow at the statutory maximum six percent throughout the forecast period.

     Colorado's Cash Fund revenues comprise 27.5 percent of total funds subject to the spending limitations imposed by TABOR. Total cash fund revenues are forecast to increase 2.6 percent between FY 1998-99 and FY 1999-00, and to increase at an annual average rate of 3.8 percent from FY 1998-99 through FY 2004-05. Transportation-related revenues, the biggest group of cash funds, are expected to increase 4.8 percent in FY 1999-00 after increasing 4.4 percent in FY 1998-99. The Highway Users Tax Fund, the largest component of the transportation-related cash funds, is expected to grow 4.0 percent. Between FY

1998-99 and FY 1999-00, total cash fund revenues are forecast to increase 2.6 percent, and to increase at a compound annual average rate of 3.8 percent from FY 1998-99 through FY 2004-05. Cash fund revenues comprised 27.5 percent of total TABOR revenues in FY 1998-99. The June 2000 Economic forecast predicts that the total amount of cash fund revenues in FY 1999-00 will be $2,233.6 million.

     State Debt. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

     Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, may experience reduced revenues as a result of recessionary conditions and other factors.

     At the time of the closing for each Colorado Trust, Special Counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

     Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

     With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

     Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have in the hands of the Trustee.

     Interest on Colorado Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

     To the extent that interest income derived from the Colorado Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxes pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax.

     Any proceeds paid under an insurance policy or policies issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

     Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later).

     Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost.

     If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

     Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

     Counsel to the Fund has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     Florida Trusts.

     Economic Outlook. In 1980, Florida was the seventh most populous state in the U.S. As of April 1, 1998, it was the fourth most populous state with an estimated population of 15 million. Florida continues to be the one of the fastest growing of the largest states, with an average increase since 1990 of about 1.9% annually (compared to the U.S. average annual population increase of about 1.0%).

     Florida's strong population growth contributes to the performance of Florida's economy. In addition to attracting senior citizens to Florida as a place for retirement, Florida is also recognized as attracting a significant number of individuals of working age (18-64). In recent years, Florida's prime working age population (18 - 44) has grown at an average annual rate of more than 2.0%. More than 60% of Florida's total population is at the working age (18 - 64). This share is not expected to change appreciably into the twenty-first century.

     The state's personal income has been growing strongly the last several years. It has tracked the U.S. average and has performed better than the southeast in particular. However, since 1989 Florida's per capita income has been consistently slightly below that of the U.S.

      Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. Transfer payments are typically less sensitive to the business cycle than employment income and act as stabilizing forces in weak economic periods.

     Personal income is frequently used to make comparisons among the states. However, using personal income to compare Florida to other states can be misleading because Florida's personal income is systematically underestimated. Current contributions by employers to pension plans are included in personal income, while payments from pension plans are excluded to avoid double accounting. Because Florida retirees are more likely to be collecting on benefits earned in another state, Florida personal income is underestimated as a result.

     The state's per capita personal income in 1998 of $25,852 was slightly below the national average of $26,412, and was significantly ahead of that for the southeast United States, which was $23,725. Real personal income in the state is forecasted to increase 4.5% in 1999-00 and 3.6% in 2000-01. Real personal income per capita in the state is projected to grow at 2.5% in 1999-00 and 1.6% in 2000-01. The Florida economy appears to be growing in line with, but stronger than, the U.S. economy; however, it is expected to grow more slowly in the fiscal year ending June 30, 2000, than in the fiscal year ended June 30, 1999.

     Since 1991, the state's population has increased an estimated 11.7%, while the number of employed persons increased 15.0%. In that same period, Florida's total non-farm employment has grown approximately 24.6%. Since 1991, the non-farm job creation rate in the state is more than twice that of the nation as a whole. Florida is gradually becoming less dependent on employment related to construction, agriculture, or manufacturing, and more dependent on employment related to trade and services. This has also contributed to Florida's strong economic performance.

     The service sector is now Florida's largest employment category.
Presently, services constitute 36% and trade 25.5% of Florida's total non-farm jobs. The U.S., however, has a greater percentage of manufacturing jobs than Florida. Manufacturing jobs tend to pay higher wages, but service jobs can also pay well and tend to be less sensitive to swings in the business cycle. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These type of manufacturing jobs tend to be less cyclical.

     Florida's unemployment rate throughout the 1980's was consistently lower than that for the U.S., though it rose higher than that of the U.S. in the early 1990's. In current years, Florida's unemployment rate has again generally fallen below that of the U.S. It is estimated that Florida's unemployment rate will be 4.2% in the fiscal year ended June 30, 2000, and 3.8% in the fiscal year ending June 30, 2001.

     The state's economy is expected to grow at a moderate rate along with the nation, but is expected to outperform the nation as a whole. Total non-farm employment in Florida is expected to increase 4.0% for the fiscal year ended June 30, 2000, and 3.5% for the fiscal year ending June 30, 2001. Trade and services, the two largest employment sectors, account for more than half of the total non-farm employment in Florida. Employment in the service sectors should experience an increase of 6.3% for the fiscal year ended June 30, 2000, while growing 5.4% for the fiscal year ending June 30, 2001. Trade is expected to expand 2.5% for the fiscal year ended June 30, 2000, and 2.9% for the fiscal year ending June 30, 2001.

     Revenues and Expenditures. Estimated 1999-00 General Revenue plus Working Capital and Budget Stabilization funds available to Florida total $20,455.9 million, a 4.4% increase over 1998-99. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to Florida, $18,592.1 million of that is Estimated Revenues and represents an increase of 4.0% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund and Budget Stabilization appropriations at $18,808.9 million, including a $60.1 million transferred to the Budget Stabilization Fund, 1999-00 unencumbered reserves are estimated at $1,707.1 million. Estimated 2000-01 General Revenue plus Working Capital and Budget Stabilization funds available to Florida total $21,253.4 million, a 3.9% increase over 1999-00.
The $19,454.7 million in Estimated Revenues represents an increase of 4.6% over the previous year's Estimated Revenues.

     In fiscal year 1998-99, approximately 67% of the state's total direct revenue to its three operating funds were derived from state taxes and fees, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax (imposed on stocks, bonds, including bonds secured by liens on Florida real property, notes, government leaseholds, and certain other intangibles not secured by a lien on Florida real property), beverage tax, and estate tax amounted to 70%, 8%, 4%, 3% and 4%, respectively, of total General Revenue Funds available during fiscal 1998-99. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 55%, 24%, and 16%, respectively, of total expenditures from the General Revenue Fund.

     Tobacco Litigation Award to Florida. Florida's 1997 tobacco litigation settlement, as amended in 1998, is expected to total $13 billion over a 25 year period. The settlement anticipates that Florida will use the proceeds for children's healthcare coverage and other health-related services, to reimburse Florida for medical expenses it has incurred, and for mandated improvements in enforcement efforts against the sale of tobacco products to minors.

     Debt Management. At the end of the fiscal year ended June 30, 1998, Florida had outstanding about $9,260 million in principal amount of debt secured by its full faith and credit. Since then, the State has issued about $200 million in principal amount of full faith and credit bonds.

     Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

     Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position.

     Bond Ratings. Florida maintains a bond rating of Aa2, AA+, and AA from Moody's, Standard & Poor's, and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

     At the time of the closing for each Florida Trust, Counsel to the Fund for Florida tax matters, rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

     For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes. Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

     Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.

     Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

     Louisiana Trusts. The following discussion regarding the financial condition of the state government may not be relevant to general obligation or revenue bonds issued by political subdivisions of and other issuers in the State of Louisiana (the "State"). Such information, and the following discussion regarding the economy of the State, is based upon information about general economic conditions that may or may not affect issuers of the Louisiana obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents, but is not aware of any facts which would render such information inaccurate.

     Economic Outlook. As in the previous eleven years, Louisiana experienced employment growth, with six of the last seven years reporting record-setting employment growth. The slow down in the employment growth rate predicted last year is expected to continue, primarily because of the change in oil prices. Continued growth in the real gross domestic product for the United States is expected to slow down for the projection period, but a recession is not anticipated on the immediate horizon.

     Inflation and interest rates changes are expected to be very modest and should have minimal consequences in business decision making. A weakening in the exchange value of the dollar and recovering international economies will boost exports. The drop in energy prices pounded the oil and gas exploration section and its related fabrication and transportation equipment industries. This sector should begin a recovery phase within the forecast period due to sustained elevation in oil prices. Expansion plans for the chemical industry have had to be drastically revised as a result of the "Asian Flu" and declining product prices. Although improvements in the economies of other countries will provide some relief for this sector of the economy, growth is expected to be relatively flat. Shipbuilding continues to be a major strength in Louisiana's economy as the primary firms remain in a hiring mode. The largest source of new jobs for the next two years is expected to be the services sector, with the trade sector providing the next largest number of jobs. The textile and apparel sectors appear to have leveled off after huge losses due to the North American Free Trade Agreement (NAFTA) and the General Agreements on Tariffs and Trade
(GATT).

     As a result of lower but continuing gains in employment, Louisiana's population continues to increase at a slower rate than in previous years, based on estimates from the U.S. Census Bureau. Louisiana's personal income continues to grow as reported in previous years, and is projected, in 2000, to surpass the $100 billion personal income mark for the first time in the State's history. Real per capita income, which is per capita income adjusted for inflation, is expected to continue rising at about 2.5% per year.

     Revenue and Expenditures. The Louisiana Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the Legislature and given constitutional status in 1990 (Article VII, Section 10 of the State Constitution). The Conference was established to provide an official forecast of anticipated state revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(E) of the State Constitution. In developing the official forecast, the Conference can only consider revenues that are projected to accrue to the state as a result of laws and rules enacted and in effect during the forecast period. The Conference is prohibited from including revenues which would be raised by proposed legislation or rules. During the 1990 Regular Session of the Louisiana Legislature, a constitutional amendment was approved (Act No. 1096), granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties or responsibilities which are currently provided by statute.

     Fiscal Year 1999 General Fund revenues totaled $4.45 billion, a $180 million increase from Fiscal Year 1998 receipts. Total collections for all governmental fund types (General, special revenue, debt service and capital projects) reached $13.04 billion during Fiscal Year 1999. Total expenditures for the governmental fund types reached $12.17 billion during Fiscal Year 1999.

     Debt Management. The Louisiana Constitution of 1974 provides that the state shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature.

     Louisiana Revised Statutes (LRS) 39:1365(25) and 39:1402(D) limit the authorization and issuance, respectively, of general obligation bonds. This serves as a legal debt limit. As of June 30, 1999, Louisiana's authorized limit was $15,501,084,000; total general obligation bonds authorized totaled $1,761,745,000 or 11.4% of the bond authorization limit. LRS 39:1367 requires the State Bond Commission to establish an annual limit on the issuance of net state tax-supported debt. For fiscal year 1999, the maximum amount of net state tax-supported debt allowed by statute was 9.0% of estimated General Fund and dedicated funds revenues, as established by the Revenue Estimating Conference. During the fiscal year 1999-2000, total net state tax-supported debt paid was $266,926,594 or 3.87%.

     The Omnibus Bond Authorization Act of 1996 provides for the repeal of state general obligation bond authorizations for projects no longer found feasible or desirable. As a result, there were no authorized but unissued bonds outstanding on June 30, 1999.

     Bond Rating: State of Louisiana general obligation bonds have been given the following ratings: Standard & Poor's Ratings Services, A-; Moody's Investors Service, Inc., A2; and Fitch IBCA, Inc., A. There can be no assurance that the economic conditions on which these ratings were based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Louisiana Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Louisiana Trusts to pay interest on or principal of the Bonds.

     At the time of the closing for each Louisiana Trust, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

         (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

         (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

         (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includable in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

         (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

     As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

     In rendering the opinions expressed above, counsel has relied upon the opinion of Counsel to the Sponsor that the Louisiana Trust is not an association taxable as corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

     Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana Tax Status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future federal or state tax legislation.

     Massachusetts Trusts. The Massachusetts Trust will invest substantially all of its net assets in obligations issued by or on behalf of the Commonwealth of Massachusetts, political subdivisions thereof, or agencies or instrumentalities of the Commonwealth or its political subdivisions (the "Bonds"). The Massachusetts Trust is therefore susceptible to general or particular political, economic, or regulatory factors that may affect issuers of such Massachusetts investments. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information may not be applicable to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of the Commonwealth and certain of its agencies or instrumentalities in connection with the issuance of securities, and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

     Economic Outlook. The fiscal health of the Commonwealth of Massachusetts remains strong following its recovery from recession and excessive government spending in the late 1980s. The improved business climate, bolstered by substantially reduced taxes over the past few years, is in a much better position to withstand economic shocks than it was eight years ago. The economic base of the state has also diversified as reliance on traditional manufacturing and defense contracting has waned in favor of emerging technologies, high tech manufacturing, financial services and health care industries. On the whole, the Massachusetts economy is expected to continue to outperform those of the New England region and the nation into the foreseeable future.

     Through 2001, a continued low rate of inflation is expected to keep wage growth low and allow for slow-paced positive growth in the Massachusetts economy. The state will also continue to face risks, including a shortage of skilled labor coupled with low net population growth that will constrain job creation. In addition, with the prominence of the financial services industry in Massachusetts, Massachusetts could be impacted more than any other state if the financial markets suffer.

     Revenues and Expenditures. The fiscal well-being of the Commonwealth stems not simply from the long national economic expansion. The cooperation of the Legislature and the Administration in responsibly managing Massachusetts's finances has allowed the Commonwealth to recover from the budget deficits of the late 1980s as well as to prepare for the future. Legislation was approved in Fiscal Year 1998 to again raise the statutory ceiling on the Stabilization Fund, the Commonwealth's "rainy day" hedge against the fiscal pressures of an economic downturn. Over $1.6 billion, or approximately 6% of budgeted revenues determined in accordance with Generally Accepted Accounting Principles "GAAP" is currently in the "rainy day" fund. With the fund nearly at the maximum amount authorized by law, the Commonwealth is prepared for an economic slowdown.

     Debt Management. Much of the Commonwealth's fiscal difficulties in the late 1980's stemmed from an escalation in state borrowing to balance operating shortfalls with bonded debt. To limit the Commonwealth's debt burden, and control the degree to which debt service creates pressure on the operating budget, the Administration has implemented a five-year capital spending plan. This administrative policy has existed for several years, and has resulted in a decrease of debt service as a percentage of governmental expenditures. During Fiscal Year 2000, the Commonwealth defeased debt through the use of $400 million of the Fiscal Year 1999 operating surplus through the escrow and irrevocable trust with an escrow agent that purchased U.S. Government securities. Through this action, the Commonwealth defeased debt service payments of approximately $578.9 million over the next 9 years. At June 30, 2000, approximately $508.5 million of the bonds refunded remained outstanding.

     At the end of Fiscal Year 2000, as part of the Central Artery / Tunnel Project as well as other statewide road and bridge projects, the Commonwealth set aside $650 million of surplus funds in its debt defeasance fund, attributable to Fiscal Year 2000 and prior years' surpluses. In the first months of Fiscal Year 2001, nearly $400 million was expended to purchase additional U.S. Government securities held in trust by escrow agents. The debt service savings from this action will be deposited in the fund for the Central Artery and statewide roads and bridges. On June 28, 2000, the Commonwealth also de-authorized $106.7 million in unissued general obligation bonds.

     Ratings. As of February, 2001 Standard & Poor's Ratings Services' rating of general obligation bonds of the Commonwealth of Massachusetts was AA- and its outlook on such bonds was positive. As of February, 2001, The Moody's Investors Service, Inc.'s rating of general obligation bonds of the Commonwealth of Massachusetts was Aa2, and Fitch IBCA, Inc.'s (formerly Fitch Investors Service, L.P.) rating was AA-.

     At the time of the closing for each Massachusetts Trust, Special Counsel to the Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation and based on rulings of the Commissioner of Revenue substantially to the effect that:

         (1) For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

         (2) The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

         (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or issued by United States territories or possessions.

         (4) Any proceeds of insurance obtained by the Trustee of the Trust or by the issuer of a Bond held by the Massachusetts Trust which are paid to Massachusetts Unitholders and which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Massachusetts gross income of a Massachusetts Unitholder if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted Bond.

         (5) The Massachusetts Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be includable pro rata in the federal gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, and such gains and/or losses will be included as capital gains and/or losses in the Massachusetts Unitholders' Massachusetts gross income, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

         (6) Gains or losses realized upon sale or redemption of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includable in their Massachusetts gross income.

         (7) In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units and for amortization of premiums, if any, on obligations held by the Massachusetts Trust.

         (8) The Units of the Massachusetts Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

     Michigan Trusts.

     Generally. The economy of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the state's economy is the manufacturing of durable goods. From December 1999 to December 2000, Michigan manufacturing declined 1.9%, compared to a 1.0% decline nationwide. Since the mid-1990's, Michigan has made an effort to diversify its economy and expand sectors other than durable goods manufacturing, allowing the state to experience its best economic performance in a generation. Since 1994, overall employment has risen steadily, and business relocations and expansions in the state have increased dramatically. Michigan's preliminary average unemployment rate for 2000 was 3.4%. This is the lowest annual rate ever, below the 3.5% recorded in 1966. 2000 was also the seventh consecutive year where Michigan had a lower unemployment rate than the nation. Michigan's unemployment rate is projected to rise to 4.7% in 2001 and then decline to 4.5% in 2002.

     While Michigan's efforts to diversify its economy have proven successful, durable goods manufacturing still represents a sizable portion of the state's economy. The Michigan economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect state revenues, and the financial impact on local units of government could be more severe in the areas where plants are closed. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy and revenues of the state and some of its local governmental units. In 2001, Michigan wage and salary employment is forecast to decline by 0.3% because of a slowing U.S. economy, a contracting manufacturing sector, and employment reductions at major Michigan employers, including auto companies. In 2002, employment growth is forecast to accelerate to 1.0% with state employment rising by 45,000.

     Michigan reported strong personal income growth in 2000. Overall personal income rose an estimated 6.1%, compared with 5.3% growth in 1999. Wage and salary income grew 5.8%, matching 1999 growth.

     Revenues and Expenditures. Michigan's Budget Stabilization Fund (BSF), also known as the "Rainy Day Fund," was established in 1977 to assist in stabilizing revenue and employment during economic downturns and to maintain the state's credit rating. The Management and Budget Act of 1984 contains provisions for calculating an economic-based recommended deposit or withdrawal from the BSF. The calculation uses the change in real Michigan personal income for the calendar year to determine either a pay-in or pay-out. If the formula calls for a deposit into the BSF, the deposit is made in the next fiscal year. If the formula calls for a withdrawal, the withdrawal is made during the current fiscal year. Adjusted real calendar year Michigan personal income is expected to decline by 0.2% in calendar year 2001. Therefore, the formula calculates that $19.2 million is available to be withdrawn from the BSF for use in fiscal year 2001.

     Article IX, Section 26 of the Michigan Constitution limits the amount of total revenues raised from taxes and certain other sources to a level for each fiscal year equal to a perctage of the state's personal income for the prior calendar year. If revenues exceed the limit by less than 1%, the state may deposit the excess into the BSF. In the event that the state's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers via the income and single business taxes. These limits on taxes could hurt the value of Michigan bonds in the portfolio or make it more difficult for Michigan's local governments to pay their debt service. For FY 1999, revenues exceeded the revenue limit by $21.7 million but were $210.2 million below the 1% threshold. FY 2000 revenues are estimated to exceed the revenue limit by $158.2 million but be $83.8 million below the 1% threshold. State revenues will be well below the limit in FY 2001 and FY 2002 due to the effects of tax cuts on the state's revenue stream. FY 2001 revenues are expected to be $1.7 billion below the revenue limit while FY 2002 revenues are expected to be $2.5 billion below the limit.

     Debt Management. Michigan's borrowings fall into two main categories: general obligation debt and revenue dedicated debt. This second type is issued with the provision that repayment will only be made from specific dedicated revenue sources and is not a general obligation of the state. The state's long-term general obligation debt can only be issued with the approval of the voters or for the purpose of making loans to school districts. Short-term general obligation debt, which must be repaid within the fiscal year it is borrowed, may be issued with the approval of the legislature but may not exceed 15% of undedicated revenues in the prior year.

     On January 21, 1998, Standard & Poor's Ratings Service increased its rating for State of Michigan general obligation bonds to AA+ and in September 2000 raised the rating to AAA. Moody's Investors Service, Inc. upgraded Michigan general obligation bonds to Aaa from its previous rating of Aa1 in October 2000. Fitch IBCA, Inc. also upgraded its rating of AA to AA+ on April 15, 1998.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local STATE issuers may be unrelated to the creditworthiness of obligations issued by the State of STATE, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Michigan Trust is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "Michigan Municipal Obligations"). These include the possible adverse effects of certain Michigan constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

     At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Massachusetts tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

     The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan Trust and the Unitholders.

     Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust. Interest on the underlying Bonds which is exempt from tax under these laws when received by Michigan Trust will retain its status as tax exempt interest to the Unitholders.

     For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

     The Michigan Intangibles Tax was totally repealed effective January 1,
1998.

     The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business

Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by the Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Unitholders. If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law. The Single Business Tax is being phased-out over a twenty-three year period at a rate of one-tenth of one percent per year, beginning in 1999.

     Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

     As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

     Minnesota Trusts.

     Economic Outlook. Minnesota's economy performed well in fiscal year 2000. Personal income grew at an annual rate of 6.1%, 0.2% above the United States. Despite a weak agricultural sector, the state continues its record of outperforming the U.S. economy and moving up in the state rankings of per capita personal income. In calendar 1999, per capita personal income was 7% above the national average and Minnesota ranked 10th among all states in personal income per capita in 1999 compared to it's ranking of 16th in 1990. The State's economy is expected to grow roughly at the same rate as the U.S. economy during fiscal year 2001.

     Minnesota's unemployment remains low and labor markets have been very tight in the state for several years. In 2000, the unemployment rate averaged just 2.7%, 1.4% below the national average. On a percentage basis, the statewide employment growth rate of 2.2% equaled the national average. In the key manufacturing sector, payroll employment held constant in 2000, resisting the U.S. trend of shrinking manufacturing employment. The health of the state's retail and service sector firms is projected to reduce the impact of declines in the mining sector and a slight weakening in manufacturing.

     Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. The 2000-2001 biennium begins on July 1, 2000. State statutes require a balanced budget.

     During fiscal year 2000, the State's total fund balance for the General Fund decreased by $76.7 million to $1.955 billion. On June 30, 2000, the unreserved, undedicated portion of the fund balance reflected a positive balance of $451.2 million, after providing for a $972.0 million budgetary reserve.

General Fund revenues and transfers-in totaled $12.035 billion for fiscal year 2000, up 7.7% from those for fiscal year 1999. General Fund expenditures and transfers-out for the year totaled $12.135 billion.

     On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in estimated revenues to the state of $6.1 billion over the next 25 years. A small portion ($202 million) of the settlement has been set aside by the courts for specific purposes, but the balance is to be deposited into the state's general fund as non-dedicated revenues. The payments have the following components: (1) Annual payments to the state's general reserve fund start with a $114.8 million deposit in FY 2000. This amount increases annually, will reach $204 million during FY 2004, and will continue in perpetuity; and (2) One-time settlement payments begin in FY 1999 and will end in FY 2003. Those payments, totaling $1.3 billion, were $461 million during FY 1999, and will be $242 million during FY 2001-03, and $121 million in FY 2003.

     Debt Management. The state debt management policy has four guidelines. The first requires that the ratio of the budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, not exceed 3.0% of the total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2001 is estimated at 2.3%. The second and third guidelines state that the general obligation bonded debt should not exceed 2.5% of the total personal income for the state, and also that the total debt of state agencies and the University of Minnesota should not exceed 3.5% of total personal income. These ratios were 1.6% and 2.6%, respectively based on outstanding debt at June 30, 2000. The fourth guideline states that the total amount of state general obligation debt, moral obligation debt, state bond guarantees, equipment capital leases and real estate leases should not exceed 5.0% of the total personal income for the state. That ratio was 3.2% based on information as of June 30, 2000.

     The state issued $360.0 million of new general obligation bonds in fiscal year 2000 and $214.5 million of general obligation bonds were redeemed and an additional $2.0 million of state guaranteed bonds were defeased during 2000, leaving an outstanding balance of $2.5 billion.

     Fitch IBCA, Inc. rates State of Minnesota general obligation bonds as AAA. Moody's Investor Services rates Minnesota's general obligation bonds Aaa. In August 1997, Standard & Poor's raised the state's general obligation bond rating from AA+ to AAA.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Minnesota Trust is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

     At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

     We understand that the Minnesota Trust will only have income consisting of
(i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and
(iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

     Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota. We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax. With respect to the Possession Bonds, we have assumed that bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

     Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

     In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:

         (1) The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

         (2) Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

         (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includable in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

         (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Minnesota Trust, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

     We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     Missouri Trusts. The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

     Economic Outlook. As a major manufacturing, financial, and agricultural state, Missouri's residents have enjoyed a vibrant and growing economy over the last five years demonstrated by low unemployment, large job gains and significant income growth. Missouri's economy continued its steady expansion throughout 1999. Unemployment reached record low levels, and inflation continued to be minimal. Personal income and total state output saw moderate growth. Missouri exports rebounded from the sluggish trade of 1998. Most indicators point to continued growth in 2000.

     Missouri's labor market remained strong during 1999. The state's seasonally adjusted unemployment rate for November was 2.6%. This compares very favorably to the nation's rate of 4.1%. Missouri's unemployment rate should remain low in 2000, remaining in the 3-4% range. The sectors seeing the biggest growth in employment during 1999 were construction, trade, and government. The manufacturing sector, however, took the biggest loss during 1999, realizing a decrease of about 7,627 jobs. This is due mostly to layoffs in the air transportation and apparel manufacturing subsectors.

     Missouri's personal income grew by 3.4% during 1999 to an estimated $137.5 billion, up from $133.0 billion in 1998. The nation's personal income grew by an estimated 5.4%. Wages also increased at a healthy pace during 1999. Preliminary establishment data indicates a growth of about 5% over these twelve months. Some disparity remains, however, between wages in the service producing sectors and the goods producing sectors, with wages in goods producing jobs being significantly higher. Personal income is expected to continue growing at about 4% during 2000.

     Revenues and Expenditures. The State of Missouri completed Fiscal Year 1999 in sound financial condition. Solid revenue collections, coupled with efficient management of state programs, allowed Missouri to maintain its status as one of the nation's best-run states. Missouri's robust economy over the recent past has enabled investment in targeted high priority programs and the opportunity to provide citizens with significant, meaningful tax relief. The Fiscal Year 2001 budget is tight due to the combination of substantial increase in mandatory costs and the impact of tax cuts enacted in past sessions. Calculations made pursuant to Article X of the Missouri Constitution show that total state revenues for Fiscal Year 1999 exceeded the total state revenue limit by $98.9 million. The entire amount of excess revenues will be refunded to Missouri income taxpayers in calendar year 2000. Missouri's constitutional revenue and spending limit provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income.

     Desegregation Costs. The Fiscal Year 2000 budget marks a historic close in the desegregation chapter of Missouri history. With the end of the Kansas City case, and the potential end of the St. Louis case, there will be dramatic improvements in education funding for schools across Missouri. This was made possible by a positive and pro-active approach to resolving this litigation from the Governor, the Attorney General, and the Missouri General Assembly. Settlement negotiations in Kansas City have resulted in substantial saving to boost state aid to all Missouri schools. State law requires that desegregation savings go toward the school foundation formula and transportation funding. As of December 31, 1998, the state has spent $3.3 billion on the desegregation cases in St. Louis and Kansas City. At the end of Fiscal Year 1999, that total will reach an estimated $3.4 billion. Actual spending may vary from this estimate due to actions or inactions of the school district, the number of students, future court orders and the expenditure patterns of the school district. The Fiscal Year 2001 cost for the desegregation settlement is $50 million. A total of $45 million has also been set aside for supplemental appropriations and increases in estimated appropriations and $7.6 million for fund transfers and other adjustments.

     Tobacco Settlement. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive over $4 billion before the settlement's adjustments for inflation and discounts.

     Before Missouri can receive any funds from the settlement the state must reach finality in its lawsuit. Several parties have filed a motion to intervene in the case. The Circuit Court of the City of St. Louis denied their motion. However, they have appealed this decision to the Missouri Eastern District Court of Appeals. The timing of the final decision on this suit is uncertain and is dependent upon possible further appeal to the Missouri Supreme Court. In order to participate in the settlement, Missouri must settle its case prior to December 31, 2001. Until the state's lawsuit is finalized it is imprudent to include the funds in the state's budget.

     Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

     Ratings. State of Missouri general obligation bond issues are currently rated as follows: Standard & Poor's Rating Services, AAA; Moody's Investors Service, Inc., Aaa; and Fitch IBCA, Inc., AAA. Missouri is one of only eight states that have this highest rating from all three organizations. Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the state or local economic or political conditions.

     At the time of the closing for each Missouri Trust, Special Counsel to the Fund for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

         (1) The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a pro rata portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (3) Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

         (6) The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

     Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri Tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     New Jersey Trusts. The New Jersey Trust consists of a portfolio of Bonds. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the Bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

     Economic Outlook. The New Jersey economy enjoyed another outstanding year in 1999. Strong employment growth drove employment to a new high, personal income grew at a substantial rate, and the estimated Gross State Product (GSP) increased by 4.0%, the highest growth in a decade.

     Located at the heart of the Boston-Washington megalopolis and with easy access to New York and Philadelphia, New Jersey is strategically located in an enormous concentration of consumers, laborers, and capital. The state's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey is known as the "invention state."
New Jersey's companies and research institutions have produced at least 30 Nobel Prize winners, and the State currently houses over 140,000 researchers and scientists. About 1 out of every 10 private sector workers in New Jersey are employed by high-tech firms. New Jersey is also known as the "Medicine Chest of the Nation." The state has the nation's largest concentration of businesses that produce prescription pharmaceuticals, over-the-counter medications, generic prescription drugs, vitamins, diagnostic drugs, and medical devices. Finally, New Jersey is also a national leader in chemicals, instrumentation and related products, petroleum, plastics, and electrical equipment, as well as a number of new industries such as biotechnology, fiber optics, genetic engineering, and laser technology.

     It is expected that the New Jersey economy in Calendar Year 2000 will continue to grow at a moderate pace with little or no inflation. High levels of employment, steady income growth, and low interest rates will continue to support consumer and business spending. New Jersey's economy, by virtue of its educated, high-technology labor resources, has benefited from newly emerging information-based fields. Employment is projected to grow by 1.4 percent in 2000. Personal income growth is expected to remain around 5.5. percent. Real New Jersey Gross State Product is projected to slow to under 3 percent in 2000.

     Revenues and Expenditures. The State of New Jersey operates on a fiscal year beginning July 1 and ending June 30. The state's Surplus Revenue ("Rainy Day") Fund was created by legislation enacted in 1990 as an inclusion in the annual budget for excess revenues. At the end of Fiscal Year 1999, total General Fund revenues reached $11.84 billion, with General Fund Revenues estimated $12.3 billion for Fiscal Year 2000. The Fiscal Year 2000 revenue projections are based on estimates of moderating economic growth.

     Litigation. The state is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the state. At any given time, there are various numbers of claims and cases pending against the state, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.

     Projected Fiscal Year 2000 revenue anticipates the receipt of $92.8 million from Tobacco Settlement. This represents the initial payment from the Master Settlement Agreement (MSA) reached in November 1998 between 46 states and the major tobacco companies. New Jersey is expected to receive payments totaling $7.459 billion over the next 25 years. These payments are subject to inflation and changes in national smoking trends as well as other offsets and credits outlined in the MSA. The Fiscal Year 2000 budget plans to use all of the $92.8 million for health related programs.

     Debt Management. The primary method for state financing of capital projects is through the sale of the general obligation bonds of the state.
These bonds are backed by the full faith and credit of the state tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General Obligation Debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. The appropriations for principal and interest payments on general obligations bonds for Fiscal 2000 are recommended at $518.7 million, including $479.7 million for principal and interest on bonds outstanding and additional funding of $39 million for proposed bond sales.

     Ratings. For many years prior to 1991, State of New Jersey general obligation bonds were rated as triple-A by Standard & Poor's Ratings Services and Moody's Investors Services. Currently, however, these bonds are rated as follows: Standard & Poor's Ratings Services, AA+; Moody's Investors Service, Inc., Aa1; and Fitch IBCA, Inc., AA+.

     At the time of the closing for each New Jersey Trust Special Counsel to each New Jersey Trust for New Jersey tax matters rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantially to the effect that:

         (1) The New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         (4) Units of the New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

     New York Trusts. The New York Trust includes obligations issued by New York State (the "State"), by its various public bodies (the "Agencies"), and/or by other entities located within the State, including the City of New York (the "City").

     Generally. The State of New York has historically been one of the wealthiest states in the nation. For the past few decades, however, the state economy has grown more slowly than that of the nation as a whole, gradually eroding the state's relative economic affluence.

     Notwithstanding, during the last few years, New York has shown signs of economic resurgence. The state's economic base is deep, diverse, and wealthy, and its reliance on the financial services section continues to drive its prosperity. Record gains on Wall Street had a strong positive impact on the State's economy in the 1990s. While Wall Street represents only 2% of statewide employment, it accounted for 41% of the gain in real earnings from 1992 to 1998. However, a serious Wall Street setback could jeopardize state revenue collections, and through a powerful multiplier effect, could dampen consumption, housing spending and ultimately, job growth in other sectors. The U.S. Census Bureau projects that New York's year 2000 population will be 18,146,000, an increase of 0.9% from the 1990 census count, compared to a national growth rate that is expected to exceed 10%. The State's unemployment rate has improved to 4.3% as of June 2000, virtually the same as the national unemployment rate, although New York City continues to experience higher unemployment. It is estimated that personal income in New York totaled approximately $636 billion in 2000.

     Revenues and Expenditures. Although New York has enjoyed recent years of budget surpluses due to unanticipated revenues generated by a strong economy, the State's long-term financial condition is uncertain. Multi-year tax cuts and increased spending programs have been included as part of budgets in the last several years; they have been structured with little up-front costs but significant impacts in future years. Enacted tax cuts are a significant factor contributing to projected gaps in the next two years. The 2000-01 budget included a multi-year tax cut package of $1.2 billion when fully effective, the bulk of which will be implemented by 2004-05.

     During the past decade, New York has consistently faced projected budget gaps in future years. This structural imbalance-the condition of spending growth being greater than underlying revenue growth-is the most prominent manifestation of New York's uncertain financial condition. Since the end of 1994, the State has benefited from one of the strongest booms in financial markets in history, yet budget makers have responded by making tax cut and spending commitments that cannot be funded by existing revenue sources. It is largely the result of revenue growth from a strong economy that recent budgets have been balanced.

     The General Fund is the main operating fund of the State and has incurred operating surpluses in seven of the last ten years and in each of the last five years. In 2000, the General Fund operating surplus was approximately
$2.3 billion. Governmental funds account for most of the State's operations including the General Fund, Federal programs, debt service and capital construction. The General Fund's accumulated surplus was approximately
$3.93 billion as of March 31, 2000.

     For fiscal year 2000, New York's total state revenues were approximately $73.9 billion. Despite New York's increased revenues in recent years, the amount of the State's true "Rainy Day" reserves set aside for use in times of economic downturn remains well below the national average. Although "Rainy Day" reserves have increased slightly in 1999 and 2000, they still remain below 1.5% of total revenues.

     State spending totaled $73.6 billion in 2000, an increase of $2.6 billion (3.6%) from the prior year. State spending has been partially paid for by borrowing $10.8 billion since 1996, including $2.2 billion in 2000. The 2000-01 budget provides for total State spending of $77.9 billion, an increase of 6.2% over 1999-00 spending, which is more than twice the rate of inflation.

     Debt can impact government operations both currently and in the long term. New York had an estimated total of $36.4 billion in debt in 2000. Based on the most recent available data (1999) New York State continues to be ranked fourth highest nationally in debt per person with more debt outstanding than any other State, equaling almost one-fifth of the debt outstanding for all state governments combined.

     The enacted 2000-01 State Budget included the Debt Reform Act of 2000.
That enacted legislation resulted in the following statutory changes in relation to the future issuance of State-supported debt: future debt issued and outstanding will be capped at 4% of personal income after a 10 year phase in period; future debt service is capped at 5% of total governmental funds receipts, phased in over a 13 year period; and future debt can only be used for capital purposes and must be repaid in no more than 30 years.

     Many uncertainties exist in forecasts of both the national and state economies and there can be no assurance that the state economy will perform at a level sufficient to meet the state's projections of receipts and disbursements.

     In August, 1998, Moody's Investors Service, Inc. lowered its rating for State of New York general obligation bonds from A1 to A2, its lowest state rating (Louisiana is the only other state to receive this rating). Standard & Poor's Ratings Services gives the state an AA rating. Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates the state's general obligation bonds as A+.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     New York City. Even though the City had budget surpluses each year from 1981, budget gaps of nearly $2 billion are projected for the 2001, 2002, and 2003 fiscal years. New York City faces fiscal pressures from: aging public facilities that need repair or replacement; welfare and medical costs; expiring labor contracts; and a high and increasing debt burden. The City requires substantial state aid, and its fiscal strength depends heavily on the securities industry. Its general obligation bonds are rated A by Standard & Poor's and A2 by Moody's. The City proposes $25.3 billion of financing over fiscal 1999-2003 and is fast approaching its constitutional limits on debt issuance.

     Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

     Litigation. The City and State of New York are also defendants in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's and State's ability to carry out their financial plans.

     Each New York Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

     At the time of the closing for each New York Trust, Special Counsel to each New York Trust for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

     The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

     A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

     Interest or gain from the New York Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

     Amounts paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.

     For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of New York obligations.

     If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

     North Carolina Trusts.

     Generally. Many signs point to an economic slowdown in North Carolina. Statewide employment increased 1.8% during the first nine months of 2000 compared to a 3% increase during the same period in 1999. Job layoffs in the state rose from a quarterly average of 5,400 in 1999 to 7,800 in the first half of 2000. Even in the fast-growing metropolitan counties of North Carolina, the pace of economic activity slowed in 2000.

     Although the state's economic engine slowed in 2000, the slowdown did not affect all sectors equally. During the past year (August 1999 to August 2000), seasonally-adjusted jobs in manufacturing fell 3.4%. The manufacturing sectors leading in job losses were textiles, apparel, transportation equipment, furniture and fixtures, electronic equipment, and tobacco products. These job losses reflected two factors at work in North Carolina. The first is continuing restructuring in the textile, apparel, and tobacco industries. The second factor is a reduction in industries making durable products, a change that is typical during economic slowdowns. In contrast, jobs continued to increase in the service sector during 2000. Over 67,000 jobs were added in services during the past year. Leading gainers were wholesale and retail trade, financial services, educational services, and the federal government.

     Most forecasts project continued slower economic growth, at least through the first half of 2001. The slower economy will impact the manufacturing sector more than the service sector. This will result in a continued decline in manufacturing jobs through mid-2001.

     Revenues and Expenditures. The North Carolina State Constitution requires that the total expenditures of the state for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and a portion of the surplus remaining in the State Treasury at the beginning of the period. State law requires 25% of surplus funds from the previous fiscal period to be placed in the Savings Reserve Account; an amount of the funds equal to 3% of the value of state-owned facilities to be placed in the Reserve for Repairs and Renovations; and 6.5% of the surplus funds to be placed in the Clean Water Management Trust Funds. The remainder of the surplus may be used for expenditures during the following fiscal period.

     For the fiscal year ended June 30, 1999, the General Assembly delayed the $40.4 million deposit into the Savings Reserve Account, leaving the total reserve at $522.5 million. For fiscal year 1999-2000, the General Assembly voted to use $200 million from the Savings Reserve Account to be appropriated to fund the first installment payment resulting from the intangibles tax cases in which the State received adverse rulings (See "Litigation" below). An additional $286 million was withdrawn from the Savings Reserve Account at the end of fiscal year 1999-2000 as part of the year-end effort to balance the budget and provide for General Fund commitments at the beginning of fiscal year 2000-2001. At June 30, 2000, an additional $967 thousand was credited to the Savings Reserve Account. The General Assembly appropriated an additional $120 million to the Savings Reserve Account for fiscal year 2000-2001.

     The fund balance of the General Fund declined by $878.5 million in 2000. Expenditures and transfers out exceeded revenues and transfers in by $857.7 million. Total assets at June 30, 2000, were $5.118 billion, with total liabilities at $4.852 billion. Tax refunds payable were $1.0129 billion in 2000, as compared to $802.8 million in 1999. This $210.1 million, 26.2%, increase includes $100 million of individual income tax refunds deferred for payment to fiscal year 2000-2001 due to processing delays, and $20 million in corporate income tax refunds delayed to balance the General Fund budget on a cash basis.

     For fiscal year 1999-2000, the General Fund closed the year with a zero unreserved fund balance. This compares to June 30, 1991, when the General Fund unreserved fund balance was $441 thousand. North Carolina is required by its constitution to balance the General Fund on a budgetary basis. The budgetary basis reserved fund balance totaled $447.5 million.

     Hurricane Floyd passed through the eastern portion of North Carolina on September 15 and 16, 2000. On December 16, 1999, the General Assembly held a special session for the purpose of setting aside $836.6 million of funds for recovery from damage caused by the hurricane. The primary sources of funding included: $292.5 million came from General Fund operating budgets; $146.5 million in unspent capital improvement funds, and $286 million from the General Fund Savings Reserve Account. As these funds flow into the economies of the areas affected by Hurricane Floyd, income and sales taxes should offset some portion of the cost of the disaster recovery effort.

     Debt Management. The amount of authorized, but unissued bonds was $1.65 billion as of January 31, 2001. The first bond issue related to the $1 billion of public improvement bonds which were approved in November 1998 was issued on September 1, 1999 in the amount of $197.4 million. The second bond issue related to the $1 billion of public improvement bonds was issued on October 1, 1999 in the amount of $2.6 million. On September 1, 2000, $300 million in Public Improvement Bonds, Series 2000A were issued, representing a consolidation of Public School Building Bonds in the amount of $295 million and Natural Gas Bonds in the amount of $5 million.

     On November 7, 2000, the State's voters approved $3.1 billion of University and Community College general obligation bonds. The $3.1 billion is projected to be issued over the six-year period beginning in fiscal year 2000-01, with repayments scheduled for fiscal year 2001-02 through fiscal year 2024-25. Total debt service for all of the State's outstanding general obligation debt is projected to be at its highest in fiscal year 2006-07, at $722 million (assuming no additional voter approved debt in subsequent years). At June 30, 2000, the State's outstanding general obligation debt totaled $2.5 billion, with an additional $1.95 billion approved and unissued at June 30, 2000 (prior to the November 7, 2000 bond vote). Outstanding general obligation debt is projected to peak at $6.043 billion for fiscal year 2005-06.

     Moody's Investors Service, Inc., Standard & Poor's Rating Services and Fitch IBCA, Inc. all rate State of North Carolina general obligation bonds as AAA, making North Carolina one of only a few states to maintain three triple-A ratings. In addition, approximately 25% of all AAA ratings for state and local governmental units nationwide are located in North Carolina.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local North Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of North Carolina, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Litigation.  On February 21, 1996, the U.S. Supreme Court declared North
Carolina's intangibles tax unconstitutional in Smith v. State.   Subsequently,
the State made refunds of intangible taxes paid by all persons who had complied with the provisions of G.S. 105-267. The Smith case is an action aimed principally at recovering intangibles tax refunds for taxpayers who failed to comply with the provisions of G.S. 105-267. On December 4, 1998, the Supreme Court ruled that North Carolina will have to pay refunds to non-protesters who paid intangibles taxes. This case was consolidated with Shaver v. State, another action for refund of intangibles tax paid on shares of stock. The consolidated case was settled and the agreement required the State to pay $440 million into a settlement fund in two installments, $200 million by October 1,1999, and $240 million by July 10, 2000.

     Each North Carolina Trust is susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal obligations (the "North Carolina Municipal Obligations"). These include the possible adverse effects of certain North Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in North Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in North Carolina or contained in Official Statements for various North Carolina Municipal Obligations.

     At the time of the closing for each North Carolina Trust, Special Counsel to the fund for North Carolina tax matters rendered an opinion under then existing North Carolina income tax law applicable to taxpayers whose income is subject to North Carolina income taxation substantially to the effect that:

         (1) The North Carolina Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Trust will be deemed to be income of the Unitholder.

         (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Trust will retain its tax-exempt status when received by the Unitholders.

         (3) Unitholders will realize a taxable event when the North Carolina Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of the Unitholders.

         (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

         (5) The Units are exempt from the North Carolina tax on intangible personal property so long as the corpus of the North Carolina Trust remains composed entirely of Bonds or, pending distribution, amounts received on the sale, redemption or maturity of the Bonds and the Trustee periodically supplies to the North Carolina Department of Revenue at such times as required by the Department of Revenue a complete description of the North Carolina Trust and also the name, description and value of the obligations held in the corpus of the North Carolina Trust.

     Ohio Trusts. The Ohio Trust will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State, or its political subdivisions ("Ohio Obligations"). The Ohio Trust is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     Generally. Ohio's economy relies in large part on agriculture and durable goods manufacturing, and the state's financial condition varies in accordance with the cyclical nature of those activities. In particular, Ohio's economic activity is concentrated in the following areas: manufacturing of motor vehicles and equipment; steel; rubber products; and household appliances. Over half of the state's area is devoted to farming and 16% of total employment is related to agribusiness. In addition, the economy is diversifying as more jobs are created in the service and non-manufacturing sectors. Ohio's unemployment rate is predicted to increase slightly to 4.3% in 2001, 4.5% in 2002 and 4.5% again in 2003. Ohio personal income is expected to grow by 5.1% in 2001, 4.5% in 2002, and 4.7% in 2003.

     Revenues and Expenditures. Ohio's revenue picture remains in line with the current budget forecast of moderate economic growth and low inflation. State operations in Ohio are financed on a fiscal biennium basis through the General Revenue Fund (the GRF) which is the state's major budgetary operating fund reported within the General Fund. The GRF is funded primarily by personal income and sales taxes. The state also maintains a Budget Stabilization Fund or "Rainy Day Fund" that is used to cover any imbalances in the GRF. Ending balances of the GRF have varied in relation to national economic conditions, with higher ending balances in recent years. The GRF, remained strong, ending the fiscal year 2000 with a budgetary fund balance of $855.8 million. In addition, Ohio's "Rainy Day Fund" remained intact with a current fund balance of approximately $1 billion.

     A one-time income tax rate reduction of approximately 6.9% in fiscal year 2001 for the 2000 tax year will be made possible by a strong economy that produced total budgetary revenues and other financing sources of $20.11 billion for the GRF in fiscal year 2000, approximately $500.3 million more than estimated. This combined with spending restraint that resulted in disbursements and other financing uses of $20.1 billion in fiscal year 2000 for the GRF, which was $321.6 million less than estimated, bolstered the State's financial position, and allowed the State to designate $610.4 million of the General Revenue Fund's June 30, 2000 fund balance for income tax reduction. The total general operating budget for Ohio is $30.1 billion for FY 2002 and $31.6 billion for FY 2003. The GRF portion is $13.4 billion in FY 2002 and $14.1 billion in FY 2003.

     In June 2000, the Governor of Ohio signed House Bill 640, the State's Capital Budget Bill for the 2001-2002 biennium. The $1.8 billion bill provides more than $1.1 billion for school construction of primary, secondary, and higher education facilities. In addition, the capital budget also includes over $115 million to address the construction and maintenance needs of state facilities which house Ohio's adult and juvenile offenders. Over $103 million was allocated to support and maintain Ohio's extensive system of community parks and natural resources. Additionally, the capital bill implements a section of the Ohio Constitution that was approved by the electors of the State in November 1999. The provision grants the Ohio Public Facilities Commission the authority to issue general obligation bonds for primary, secondary and higher education facility projects, thus providing debt cost savings to the State.

     Although the consensus forecast does not assume a recession during the FY 2002-03 budget period, growth in tax revenue of the State of Ohio will be hampered by the predicted weaker growth in the economy. Total GRF revenues, excluding federal grants, are expected to increase by 3.2% in FY 2002 over FY 2001 and by 5.0% in FY 2003 over FY 2002.

     Debt Management. Subject to a $750,000 exception in cases of unexpected expense or casual deficits, the state may not incur or assume debt without a popular vote. The vote determines the sources of debt repayment. In some cases the repayment of obligations is limited to revenue from certain sources, such as revenue from related activities or from non-tax revenue. These restrictions limit access to available funds for repayment of debts, and could make it harder for the state or local governments to meet their obligations. As of June 30, 2000, the State's primary government reported a total of $8.66 billion in outstanding liabilities in its General Long-Term Obligations Account Group.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on state or local finances generally, will not adversely affect the market value of Ohio obligations or the ability of particular obligors to make timely payments of debt service on those obligations.

     Ohio's credit ratings for general obligation debt are Aa1 by Moody's Investors Service, Inc. ("Moody's") and AA+ by Fitch Inc. Standard & Poor's Ratings Services ("S&P") rates the State's general obligation debt AA+, except for Highway Capital Improvement Obligations, which S&P rates AAA.

     Moody's rates the obligations unsupported by the General Revenue Fund that are issued by the Ohio Building Authority and the Ohio Public Facilities Commission as Aa2. S&P and Fitch generally rate unenhanced debt of the two state financing authorities as AA, an upgrade from the previous AA- rating.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Ohio Trust is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "Ohio Municipal Obligations"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

     At the time of the closing for each Ohio Trust, Special Counsel to each Ohio Trust for Ohio tax matters rendered an opinion under then existing Ohio income tax law applicable to taxpayers whose income is subject to Ohio income taxation substantially to the effect that:

     Commencing in 1985, Ohio municipalities may be permitted under Ohio law to subject interest on certain of the obligations held by the Ohio Trust to income taxes imposed on their residents and entities doing business therein.

     In the opinion of Squire, Sanders & Dempsey, special counsel to the Fund for Ohio tax matters, under existing law:

         (1) The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district or municipal income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2) Distributions with respect to Units of the Ohio Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4) Distributions properly attributable to interest on obligations issued by the government of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio Trust the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (5) Distributions properly attributable to proceeds of insurance paid to the Ohio Trust that represent maturing or matured interest on defaulted obligations held by the Ohio Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations including distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

     Pennsylvania Trusts.

     Generally. The Commonwealth of Pennsylvania historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of the Commonwealth's economy continues to diversity unto the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries. The Commonwealth continues to enjoy its longest period of economic growth and most of its sectors have created new jobs with unemployment rates comparable to the national average.

     Consumer spending, supported by continued gains in income, could help sustain economic growth but at lower levels than in recent years due to continued losses in durable and nondurable manufacturing.

     State Government. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. Further, the Commonwealth further issues tax anticipation notes ("TANS") to meet operating cash needs during certain months of the fiscal year.

     On a budgetary basis, the Commonwealth's General Fund at June 30, 2000 ended the fiscal year with a 718.2 million unreserved/undesignated fund balance, prior to reserving $107.7 million for transfer to the Tax Stabilization Reserve (Rainy Day) Fund. After the transfer, the unreserved/undesignated fund balance on the budgetary basis was $610.5 million. Including the transfer for the 1999-00 Fiscal Year, the balance in the Tax Stabilization Reserve Fund increased to $1.105 billion. As of October 2000, the Pennsylvania unemployment rate fell one-tenth of a percentage point from the year earlier period rate to 4.2 percent. The current outlook for the economy is for national and Pennsylvania economic growth to moderate from recent levels. Slower rates of growth for tax revenues are also anticipated.

     Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1998 population of 1.43 million according to the U.S. Bureau of the Census, ranking 6th in metropolitan areas of
the U.S.   Philadelphia functions both as a first class city and county for the purpose of administering various governmental programs. Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

     Ratings. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's Ratings Services; Aa2 by Moody's Investor's Service, Inc.; and AA by Fitch IBCA, Inc. Standard & Poor's rating on City of Philadelphia general obligation bonds is BBB, and Moody's rating is Baa1. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     Risk Factors. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

     At the time of the closing for each Pennsylvania Trust, Special Counsel to each Pennsylvania Trust for Pennsylvania tax matters rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income is subject to Pennsylvania income taxation substantially to the effect that:

     We have examined certain laws of the State of Pennsylvania (the "State") to determine their applicability to the Pennsylvania Trust and to the holders of Units in the Pennsylvania Trust who are residents of the State of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania Trust will be made monthly.

     Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

     Based on the foregoing, and review and consideration of existing State laws as of this date, it is our opinion, and we herewith advise you, as follows:

         (1) The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

         (2) Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unitholder.

         (3) Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.

         (4) Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

         (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

         (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

         (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

         (9) The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.

     Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

     We have not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

     Chapman & Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

     Texas Trusts. This summary is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in Texas, including information provided in official statements of recent Texas State issues. Historical data on economic conditions in Texas is presented for background information only, and should not be relied on to suggest future economic conditions in the State.

     Economic Outlook. As Texas enters the next millennium, the economic outlook remains extremely bright. Texas ended the 1990s with an estimated 9.3 million jobs, over one-fourth of which were created during the decade. Driven largely by the rapid growth of high-technology industries, the overall Texas economy grew at an average annual rate of over 4.5 percent, outpacing U.S. growth by almost two percentage points annually, from 1990 through 2000. Consequently during this period, Texas added 2.3 million jobs, or more employment than any other state in the nation. Texas began the decade with just over 17 million residents. But as economic opportunities drew new residents from other states and other parts of the world, ten years later, its population has increased by an estimated 3.4 million to 20.5 million residents. As of October 2000, preliminary estimates show that Texas had the third largest employment increase in the nation with over 250,000 new jobs over the past year. The overall state unemployment dropped from 471,100 in October 1999 to 443,800 as of October 2000, a decrease of 0.3%. Meanwhile, the U.S. total labor force grew by
1.1 million, while the number of unemployed in the U.S. dropped 250,000 down 0.2% from last year.

     Over the next five years, Texas will continue to experience healthy economic growth. As the Federal Reserve slows national growth in order to stem the threat of inflation, however, state growth will not be at the torrid pace of the last decade. From 2000 through 2005, Gross State Product is expected to increase at an average annual rate of almost 4 percent as the state's population increases by another 1.9 million to reach 22.3 million. Even through growth will be slower, Texas will still outpace national growth by over one percent annually during this period. Even with this slower growth, Texas' relatively strong economy will keep the state's jobless rate at a historically near low of 5 percent. The largest threat to this positive economic outlook for the Texas economy is a more protracted-than-expected slowdown in national economic growth. Currently, a significant slump in the national economy appears unlikely given the Federal Reserve's recent ability to walk the line between potentially accelerating inflation and an outright recession with great success. But since the increasingly diversified Texas economy is more tied than ever to national economic health, any larger-than-expected slowdown in national economic growth would clearly affect the state.

     While the Texas economy increasingly resembles the national economy in its economic cycles, it remains a stride ahead of the nation. As of October 2000, preliminary estimates show that Texas nonfarm employment has advanced by 2.7
percent, with 252,500  more jobs than last year.   Services and Trade led the
Texas employment growth over the past year adding 78,300 and 70,100 total jobs respectively. The biggest strides in Services over the near term are expected in business services (including credit reporting, building maintenance, temporary help - supply and security services, computer, photographic, and information retrieval services) and repair/engineering services (including accounting and consulting services). Business, repair and engineering, growing by 6 to 7 percent annually through 2001, is a very resilient combination of industries, including the temporary employment services sector, which can continue to grow as the demand for different services shifts between industry components.

     Jobs in Texas construction increased at the rate of 4.8 percent adding 25,900 jobs statewide. As of October 2000 there were 560,400 construction workers in Texas, a remarkable increase of 45 percent in five years, from 384,000 at the end of fiscal 1994. The number of Texas manufacturing jobs rebounded from last year's decline of 0.4 percent with an additional 3,500 jobs, an increase of 0.3 percent.

     In the past, the state's transportation, communications, and public utilities industry (TCPU) generally was relatively slow growing and stable. Over the past five years, despite losses in an uncertain utilities sector, TCPU has been one of the state's fastest growing industries, with 4.1 percent average annual employment increases. TCPU now has 591,600 employees an increase of 24,000 jobs over the past year. Communications, in particular, has exploded, with thriving opportunities in Internet and cellular telephone services. Some regulatory liberalization has allowed companies in telecommunications to diversify into other markets. Job losses in Utilities due to competitive pressures and eventual deregulation in 2002 will be countered by the jobs generated by new players entering the picture to meet demand rooted in population growth and continued net migration. Over the next year, the net effect will be little change in public utilities employment.

     The Finance, Insurance, and Real Estate (FIRE) industry had a solid year adding 13,500 jobs for a growth rate of 2.5 percent to reach a total of 538,600 compared with fiscal 1999, when 19,100 jobs were added, when the industry substantially outpaced the overall state economy, spurred in large part by solid investment markets.

     While the federal and state government sectors are typically a difficult place to find employment in Texas, this sector actually added 35,900 new jobs between October 1999 and October 2000. The unusual 2.3 percent increase from a year ago is likely due to the employment of workers for Census 2000.

     Over the past ten years, per capita personal income growth in Texas has trailed behind the United States as a whole. Since 1986, Texas has experienced an average of 4.7 percent annual income growth, compared to the national average annual increase of 4.9 percent. In 1999, the nation's per capita personal income grew 4.5 percent to $28,542 after growing 5.6 percent in 1998.
Meanwhile, Texas per capita income grew to $26,858 up only 4.1 percent over last year when per capital income reached $25,028 or 94.7 percent of the national average ($26,482).

     Revenue and Expenditures. Historically, the primary source of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's largest source of income in 1998 and 1999, increasing 2.7 percent and
10.2 percent, respectively and totaling 29.0 percent of total revenue in both
years.   According to the Texas Comptroller's office, sales tax collections will increase an estimated 6.7 percent from fiscal year 1998-1999 to 2000-2001, once again generating the largest amount of the State's revenue.

     Appropriations from Tobacco Settlement receipts collected from the 1998 Comprehensive Tobacco Settlement include $309.1 million for 13 programs. For the fiscal 2000-01 biennium, new or enhanced programs received $281.1 million and continuing programs $28.0 million; major programs include the Children's Health Insurance Program, Department of Health Chest Hospitals, new-generation medications for mental health clients, and community mental health services for children. Additional appropriations included an estimated $149.0 million in amounts available for distribution from the funds endowed with Tobacco Settlement receipts. General statutes have endowed various funds from $1.5 billion in Tobacco Settlement receipts, including endowments at 13 health-related institutions ($595 million), a permanent health fund for higher education ($350 million), a Tobacco Education and Enforcement endowment ($200 million), and six other health-related funds ($345 million).

     With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). The Texas Constitution authorizes the state to issue bonds to finance several specific programs. There are two types of bonds, general obligation bonds and revenue bonds. The revenue bonds are for those agencies that make debt service payments through the State Treasury. Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds. According to the Texas Bond Review Board, Office of the Executive Director, for Fiscal Year 2000, Texas has proposed general obligation bonds totaling approximately $744 million. Of these, $625 million are self-supporting bonds issued by the Texas Veterans Land Board, Texas Higher Education Coordinating Board, Texas Public Finance Authority and the Texas Water Development Board. The remaining $119 million are non self-supporting bonds issued by the Texas Public Finance Authority and the Texas Water Development Board.

     Pursuant to Article 717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in a Texas Trust is limited to 15%. In March, 1993, the Legislature passed a proposed constitutional amendment which would allow a limited amount of money to be "recaptured" from wealthy school districts and redistributed to property-poor school districts. However, the amendment was rejected by the voters on May 1, 1993, requiring the Legislature to develop a new school finance plan. At the end of May, 1993, the Legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization. The Texas Supreme Court upheld this school finance law in January, 1995.

     The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's and Moody's Investors Service, Inc. assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.

     A wide variety of Texas laws, rules and regulations affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in a Texas Trust. The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds. For example, Bonds in a Texas Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Bonds in a Texas Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Bonds in a Texas Trust, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Bonds. Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Bonds in a Texas Trust and, therefore, on the Units.

     From the time Standard & Poor's began rating Texas general obligation bonds in 1956 until early 1986, that firm gave these bonds its highest rating, AAA. In April 1986, in response to the State's economic problems, Standard & Poor's downgraded its rating of Texas general obligation bonds to AA+. Standard & Poor's further downgraded the general obligation debt rating in July 1987 to its current AA rating. Moody's Investors Service, Inc. has rated Texas bonds since prior to the Great Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from Aa to Aaa, its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to Aa in March 1987 and currently publishes a Aa1 rating for Texas general obligation bonds. Fitch IBCA, Inc. rates Texas general obligation bonds AA+. No prediction can be made concerning future changes in ratings by national rating agencies for Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.

     This summary is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in Texas, including information provided in official statements of recent Texas State issues. Historical data on economic conditions in Texas is presented for background information only, and should not be relied on to suggest future economic conditions in the State.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Texas Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Texas Trusts to pay interest on or principal of the Bonds.

     At the time of the closing for the Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income tax law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

         (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

         (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

         (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

         (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

     The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section
11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art. 852a); or
(iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

     Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has been issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

PUBLIC OFFERING OF UNITS

     Public Offering Price. Units of each State Trust are offered at the Public Offering Price thereof. The Public Offering Price per Unit is equal to the aggregate bid side evaluation of the Municipal Bonds in the State Trust's portfolio (as determined pursuant to the terms of a contract with the Evaluator, by a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by the State Trust, plus accrued interest to the settlement date divided by the number of outstanding Units of the State Trust, plus the sales charge applicable to a Unit of such State Trust. The sales charge is based upon the dollar weighted average maturity of the State Trust and is determined in accordance with the table set forth below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Municipal Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the State Trust based upon the dollar weighted average maturity of such State Trust's portfolio, in accordance with the following schedule:

                 DOLLAR              PERCENT OF      PERCENT OF
            WEIGHTED AVERAGE           PUBLIC        NET AMOUNT
           YEARS TO MATURITY       OFFERING PRICE     INVESTED
         ------------------------------------------------------
         0 to .99 years                0.00%           0.000%
         1 to 3.99 years               2.00            2.041
         4 to 7.99 years               3.50            3.627
         8 to 14.99 years              4.50            4.712
         15 or more years              5.50            5.820

    The sales charge per Uni will be reduced as set forth below:

                                          DOLLAR WEIGHTED AVERAGE
                                             YEARS TO MATURITY*
                                   4 TO 7.99     8 TO 14.99     15 OR MORE
                                   ---------     ----------     ----------
                                               SALES CHARGE
     AMOUNT OF INVESTMENT               (% of Public Offering Price)
     -------------------------     ---------------------------------------

     $1 to $99,999                    3.50%         4.50%         5.50%
     $100,000 to $499,999             3.25          4.25          5.00
     $500,000 to $999,999             3.00          4.00          4.50
     $1,000,000 or more               2.75          3.75          4.00

--------------------
* If the dollar weighted average maturity of a State Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1 to $249,999 and $250,000 or more, respectively.

     The reduced sales charges as shown on the preceding charts will apply to all purchases of Units on any one day by the same person from the same Underwriter or dealer and for this purpose, purchases of Units of a State Trust will be aggregated with concurrent purchases of Units as any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charges will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.

     The Sponsor intends to permit officers, directors and employees of the Sponsor and Evaluator, and at the discretion of the Sponsor, registered representatives of selling firms to purchase Units of the Trust without a sales charge, although a transaction processing fee may be imposed on such trades.

     Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Distribution of Units" within this section) by investors who purchase Units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

     The Public Offering Price per Unit of a State Trust on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds and the amount of accrued interest on the Units. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bonds, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. Except as described in "Insurance on the Portfolios" above, the Evaluator will not attribute any value to the insurance obtained by a State Trust. On the other hand, the value of insurance obtained by an issuer of Municipal Bonds is reflected and included in the market value of such Municipal Bonds.

     In any case, the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy (if any). For example, if a State Trust were to hold a municipality's Municipal Bonds which had significantly deteriorated in credit quality, the Evaluator would first consider in its evaluation the market price of the Municipal Bonds at their lower credit rating. The Evaluator would also attribute a value to the insurance feature of the Municipal Bonds which would be equal to the difference between the market value of such Municipal Bonds and the market value of bonds of a similar nature which were of investment grade rating. It is the position of the Sponsor that this is a fair method of valuing insured Municipal Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unitholders to redeem their Units may occur, see "Redemption" below.

     The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period.

     The interest on the Municipal Bonds in each State Trust, less the related estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a State Trust change or as the number of outstanding Units of such State Trust changes.

     Payment for Units must be made on or before the third business day following the order for purchase (the "settlement date"). A purchaser becomes the owner of Units on the settlement date. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following a written request therefor, or shortly thereafter. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.

     Accrued Interest-Kemper Tax-Exempt Insured Income Trust and Ohio Tax-Exempt Bond Trust. In the case of series of Kemper Tax-Exempt Insured Income Trust, Multi-State Series and Ohio Tax-Exempt Bond Trust Series 11-22, accrued interest consists of two elements as described in this section. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the State Trusts is actually paid either monthly or semi-annually to the State Trust. However, interest on the bonds in the State Trusts is accounted for daily on an accrual basis. Because of this, a State Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

     The Trustee advanced the amount of accrued interest as of the First Settlement Date (which is three business days following the Date of Deposit of the applicable State Trust) and the same was distributed to the Sponsor. Such advance was repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest added to the Public Offering Price of Units included only accrued interest arising after the First Settlement Date of a State Trust, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the

First Settlement Date was the date of settlement for anyone who ordered Units on the Date of Deposit, no accrued interest was added to the Public Offering Price of Units ordered on the Date of Deposit.

     The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a State Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

     Accrued interest is computed as of the initial Record Date of the State Trusts. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a State Trust are sold or otherwise removed or if a State Trust is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in such State Trust.

     Purchased and Daily Accrued Interest. In the case of a State Trust in Series 1-18 of Kemper Defined Funds, accrued interest consists of two elements as described in this section. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of original issuance of the bond. Interest on the coupon Bonds in a State Trust is paid semi-annually to the State Trust. A portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date (which is three business days following the Date of Deposit of the applicable State Trust) of the State Trust is referred to herein as "Purchased Interest." Included in the Public Offering Price of the State Trust Units is the Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may have advanced a portion of the accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. The second element of accrued interest arises because the estimated net interest on the Units in the State Trust is accounted for daily on an accrual basis (herein referred to as "Daily Accrued Interest"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment. For this reason, the Public Offering Price of Units in any series of Kemper Defined Funds will include the proportionate share of Daily Accrued Interest to the date of settlement.

     If a Unitholder in Series 1-18 of Kemper Defined Funds sells or redeems all or a portion of his Units or if the bonds are sold or otherwise removed or if the State Trust is liquidated, he will receive at that time his proportionate share of the Purchased Interest and Daily Accrued Interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in the State Trust.

     Accrued Interest-Kemper Defined Funds and EVEREN Unit Investment Trusts.
In the case of Kemper Defined Funds, Series 19 and subsequent series and all series of EVEREN Unit Investment Trusts, accrued interest is treated as described in this section. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on Securities generally is paid semi-annually (monthly in the case of Ginnie Maes, if any) although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

     In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the Public Offering Price in the sale of Units to the public, the Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date.

     Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by the Trusts and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

     Public Distribution of Units. The Sponsor has qualified Units of each State Trust for sale in the State for which such State Trust is named. Units will be sold through the Underwriters, through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth in the table below. Certain commercial banks are making Units of the Trust available to their customers on an agency basis.
A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amounts shown in the table below.

                                          DOLLAR WEIGHTED AVERAGE
                                             YEARS TO MATURITY*
                                   4 TO 7.99     8 TO 14.99     15 OR MORE
                                   ---------     ----------     ----------

                                                SALES CHARGE
     AMOUNT OF INVESTMENT                (% of Public Offering Price)
     -------------------------     ---------------------------------------

     $1 to $99,999                   2.00%          3.00%          4.00%
     $100,000 to $499,999            1.75           2.75           3.50
     $500,000 to $999,999            1.50           2.50           3.00
     $1,000,000 or more              1.25           2.25           2.50

--------------------
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.

     In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trust and other unit investment trusts underwritten by the Sponsor. The Sponsor reserves the right to change the levels of discounts at any time. The difference between the discount allowed to firms and the sales charge will be retained by the Sponsor. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

     Profits of Sponsor. The Sponsor will retain a portion of the sales charge on each Unit sold representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units. The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the State Trusts, since the value of its inventory of Units may increase or decrease.

MARKET FOR UNITS

     While not obligated to do so, the Sponsor intends to, subject to change at any time, maintain a market for Units of the State Trusts offered hereby and to offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such State Trusts, together with accrued interest to the expected date of settlement. Accordingly, Unitholders who wish to dispose of their Units should inquire of their broker or bank as to current market prices of the Units in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof prior to making a tender for redemption to the Trustee.

     The offering price of any Units resold by the Sponsor will be in accord with that described in the currently effective Prospectus describing such Units. Any profit or loss resulting from the resale of such Units will belong to the Sponsor. The Sponsor may suspend or discontinue purchase of Units of any State Trust if the supply of Units exceeds demand, or for other business reasons.

REDEMPTION

     A Unitholder who does not dispose of Units in the secondary market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in a form satisfactory to the Trustee. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be acceptable to the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing the Units has been received by the purchaser.

     Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "Redemption Date"), by payment of cash equivalent to the Redemption Price for such State Trust, determined as set forth below under "Computation of Redemption Price," as of the Evaluation Time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the State Trust's portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in the State Trust will be extinguished.

     Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnishing the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances, the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

     Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of such State Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account for such State Trust. The Trustee is empowered to sell Municipal Bonds from the portfolio of a State Trust in order to make funds available for the redemption of Units of such State Trust. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of such State Trust will be reduced.

     The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in over-the-counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted;
(2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

     Computation of Redemption Price. The Redemption Price for Units of each State Trust is computed by the Evaluator as of the Evaluation Time stated under "Essential Information" on Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:

          A. adding (1) the principal cash on hand held or owed by the State Trust; (2) the aggregate value of the Municipal Bonds held in the State Trust, as determined by the Evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the Municipal Bonds in the State Trust as of the date of computation; and

          B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of the State Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of the State Trust including, but not limited to, unpaid fees and expenses of the Trustee (including legal and auditing fees and insurance costs), the Evaluator, the Sponsor and bond counsel, if any; (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the State Trust; and

          C. finally, dividing the results of such computation by the number of Units of the State Trust outstanding as of the date thereof.

UNITHOLDERS

     Ownership of Units. Ownership of Units of any State Trust will not be evidenced by a certificate unless a Unitholder or the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Certificates, if issued, will be so noted on the confirmation statement sent to the Underwriter and broker. Non-receipt of such certificate(s) must be reported to the Trustee within one year; otherwise, a 2% surety bond fee will be required for replacement.

     Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be acceptable to the Trustee.

     Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a fee for each certificate reissued or transferred, and to pay any governmental charge that may be imposed in


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
connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to not more than 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

     Distributions to Unitholders. Interest Distributions: Interest received by each State Trust, including any portion of the proceeds (including insurance proceeds) from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such State Trust. All other receipts are credited by the Trustee to a separate Principal Account for the State Trust. The Trustee normally has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the State Trust. Since municipal interest usually is paid semi-annually, during the initial months of the Trust, the Interest Account of each State Trust, consisting of accrued but uncollected interest and collected interest (cash), will be predominantly the uncollected accrued interest that is not available for distribution. On the dates set forth under "Essential Information" for each State Trust in Part Two, the Trustee will commence distributions, in part from funds advanced by the Trustee.

     Thereafter, assuming the State Trust retains its original size and composition, after deduction of the fees and expenses of the Trustee, the Sponsor and Evaluator and reimbursements (without interest) to the Trustee for any amount advanced to a State Trust, the Trustee will normally distribute on each Interest Distribution Date (the fifteenth of the month) or shortly thereafter to Unitholders of record of such State Trust on the preceding Record Date. Unitholders of the State Trusts will receive an amount substantially equal to one-twelfth, one-fourth or one-half (depending on the distribution option selected except in series of Kemper Defined Funds in which case only monthly distributions are available) of such Unitholders' pro rata share of the estimated net annual interest income to the Interest Account of such State Trust. However, interest earned at any point in time will be greater than the amount actually received by the Trustee and distributed to the Unitholders. Therefore, there will always remain an item of accrued interest that is added to the daily value of the Units. If Unitholders of a State Trust sell or redeem all or a portion of their Units, they will be paid their proportionate share of the accrued interest of such State Trust to, but not including, the fifth business day after the date of a sale or to the date of tender in the case of a redemption.

     In order to equalize distributions and keep the undistributed interest income of the Trusts at a low level, all Unitholders of record on the first Record Date in such State Trust received an interest distribution on the first Interest Distribution Date. Because the period of time between the first Interest Distribution Date and the regular distribution dates may not have been a full period, the first regular distributions may have been partial distributions.

     Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. Since interest on Municipal Bonds in the State Trusts is payable at varying intervals, usually in semi-annual installments, and distributions of income are made to Unitholders at different intervals from receipt of interest, the interest accruing to a State Trust may not be equal to the amount of money received and available for distribution from the Interest Account. Therefore, on each Distribution Date the amount of interest actually deposited in the Interest Account of a State Trust and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from variances, the Trustee is authorized by the Trust Agreements to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account for such State Trust.

     Unitholders of any series of Kemper Tax-Exempt Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 11-22 who desire to receive distributions on a quarterly or semi-annual basis may elect to do so, however, only monthly distributions are available for other Trusts. Record Dates for monthly distributions will be the first day of each month; Record Dates for quarterly distributions will be the first day of January, April, July and October; and Record Dates for semi-annual distributions will be the first day of January and July. The distribution option selected by a Unitholder of any series of Kemper Tax-Exempt Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 1-10 will remain in effect until changed by written notice to the Trustee.

     Unitholders of any series of Kemper Tax-Exempt Insured Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 11-22 purchasing Units of the State Trusts in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders of such Trusts desiring to change their distribution option may do so by sending written notice to the Trustee, together with their certificate (if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 or July 1 of a year, the change will become effective for distributions commencing with February 15 or August 15, respectively, of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option.

     Principal Distributions. The Trustee will distribute on each semi-annual Distribution Date (or, in the case of certain Trusts, on each Distribution Date) or shortly thereafter, to each Unitholder of record of the State Trust of the preceding Record Date, an amount substantially equal to such Unitholder's pro rata share of the cash balance, if any, in the Principal Account of such State Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series). Except for Series of certain Trusts, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly Distribution Date; and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution Date.

     Statements to Unitholders. With each distribution, the Trustee will furnish each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

     The accounts of each State Trust are required to be audited annually by independent certified public accountants designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such State Trust. The accountants' report will be furnished by the Trustee to any Unitholder of such State Trust upon written request.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a State Trust a statement covering the calendar year, setting forth: A. As to the Interest Account: 1. The amount of interest received on the Municipal Bonds in such State Trust, and the percentage of such amount by states and territories in which the issuers of such Municipal Bonds are located; 2. The amount paid from the Interest Account of such State Trust representing accrued interest of any Units redeemed; 3. The deductions from the Interest Account of such State Trust for applicable taxes, if any, fees and expenses (including insurance costs and auditing fees) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any; 4. Any amounts credited by the Trustee to a Reserve Account for such State Trust described under "Expenses of the Trust"; and 5. The net amount remaining after such payments and deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year; B. As to the Principal Account: 1. The dates of the maturity, liquidation or redemption of any of the Municipal Bonds in such State Trust and the net proceeds received therefrom excluding any portion credited to the Interest Account; 2. The amount paid from the Principal Account of such Series representing the principal of any Units redeemed; 3. The deductions from the Principal Account of such Series for payment of applicable taxes, if any, fees and expenses (including insurance costs and auditing expenses) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any; 4. Any amounts credited by the Trustee to a Reserve Account for such Series described under "Expenses of the Trust"; and 5. The net amount remaining after distributions of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; C. The following information: 1. A list of the Municipal Bonds in such State Trust as of the last business day of such calendar year; 2. The number of Units of such State Trust outstanding on the last business day of such calendar year; 3. The Redemption Price of such State Trust based on the last Trust Fund Evaluation made during such calendar year; and 4. The amount actually distributed during such calendar year from the Interest and Principal Accounts of such State Trust separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such State Trust outstanding on the Record Date for each such distribution.

     Rights of Unitholders. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder of a State Trust shall have the right to control the operation and management of the Trust or such State Trust in any


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
manner, except to vote with respect to amendment of the Agreement or termination of the Trust or such State Trust. The death or incapacity of any Unitholder will not operate to terminate the Trust or any State Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of the Trust or any State Trust.

INVESTMENT SUPERVISION

     The Sponsor may not alter the portfolio of the State Trusts by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the State Trusts will remain unchanged under normal circumstances.

     The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events, including institution of certain legal proceedings, a decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor, the retention of such Municipal Bonds in a State Trust would be detrimental to the interest of its Unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such Trust Fund for distribution to its Unitholders.

     The Trustee is permitted to utilize the option to obtain Permanent Insurance only in circumstances where the value added to the Municipal Bonds exceeds the costs of acquiring such Permanent Insurance. Unless such Permanent Insurance may be obtained at an acceptable price, the Sponsor will not direct the Trustee to dispose of Municipal Bonds which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that the Trust may realize the benefits of the insurance on the portfolio.

     The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of the Municipal Bonds to issue new obligations in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the Sponsor, the issuer will probably default with respect to such Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.

     The Trustee may sell Municipal Bonds, designated by the Sponsor, from a State Trust for the purpose of redeeming Units of such State Trust tendered for redemption and the payment of expenses. To the extent that Municipal Bonds are sold which are current in payment of principal and interest by one of the Insured Trust Funds in order to meet redemption requests and defaulted Municipal Bonds are retained in the portfolio of an Insured Trust Fund in order to preserve the related insurance protection applicable to said Municipal Bonds, the overall quality of the Municipal Bonds remaining in such Insured Trust Fund's portfolio will tend to diminish. Because of such restrictions on the Trustee, under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units. See "Redemption."

ADMINISTRATION OF THE TRUST

     The Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286, telephone 1 (800) 701-8178. The Bank of New York is the successor trustee to Investors Fiduciary Trust Company for certain State Trusts under their respective Trust Agreements. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any Trust Fund. For information relating to the responsibilities of the Trustee under the Agreements, reference is made to the material set forth under "Unitholders."

     In accordance with the Agreements, the Trustee shall keep proper books of record and account of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of each Trust Fund. Such books and records shall be open to inspection by any Unitholder of such Trust Fund at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable State or Federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Agreement on file in its office available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the Municipal Bonds held in the State Trust. Pursuant to the Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of Municipal Bonds comprising the portfolios.

     Under the Agreement, the Trustee or any successor trustee may resign and be discharged of the trust created by the Agreement by executing an instrument in writing and filing the same with the Sponsor.

     The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee with or without cause and appoint a successor trustee as provided in the Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by a successor trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

     The Trustee shall be a corporation organized under the laws of the United States or any state thereof, which is authorized under such laws to exercise trust powers. The Trustee shall have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

     The Evaluator. Ranson & Associates, Inc., the Sponsor, also serves as Evaluator. The Evaluator may resign or be removed by the Trustee, which is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If, upon resignation of the Evaluator, no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder. At the present time, pursuant to a contract with the Evaluator, a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities, provides portfolio evaluations of the Municipal Bonds in the State Trusts which are then reviewed by the Evaluator. In the event the Sponsor is unable to obtain current evaluations from the current firm, it may make its own evaluations or it may utilize the services of any other non-affiliated evaluator or evaluators it deems appropriate.

     Amendment and Termination. The Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or
(3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Agreement with respect to any State Trust may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the written consent of the holders of Units representing 66-2/3% of the Units then outstanding of such State Trust, provided that no such amendment or waiver will reduce the interest in the State Trust of any Unitholder thereof without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders of such State Trust. In no event shall the Agreement be amended to increase the number of Units of a State Trust issuable thereunder or to permit, except in accordance with the provisions of the

Agreement, the acquisition of any Municipal Bonds in addition to or in substitution for those in a State Trust. The Trustee shall promptly notify Unitholders of the substance of any such amendment.

     The Agreement provides that each State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Municipal Bonds held in such State Trust. If the value of the State Trust shall be less than the applicable minimum value stated under "Essential Information" in Part Two, the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate the State Trust. A State Trust may be terminated at any time by the holders of Units representing 66-2/3% of the Units thereof then outstanding. Notwithstanding the foregoing, in no event shall any State Trust continue beyond the mandatory termination date shown in Part Two under "Essential Information." In the event of termination of a State Trust, written notice thereof will be sent by the Trustee to all Unitholders of such State Trust. Within a reasonable period after termination, the Trust will sell any Municipal Bonds remaining in the State Trust and, after paying all expenses and charges incurred by the State Trust, will distribute to Unitholders thereof (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such State Trust.

     Limitations on Liability. The Sponsor: The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith pursuant to the Agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Municipal Bonds.

     The Trustee: The Agreement provides that the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies, Municipal Bonds, or Certificates except by reason of its own negligence, bad faith or willful misconduct, nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Municipal Bonds. In the event that the Sponsor shall fail to act, the Trustee may act and shall not be liable for any such action taken by it in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Municipal Bonds or upon the interest thereon. In addition, the Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee, whose duties are ministerial, did not participate in the selection of Municipal Bonds for the State Trusts.

     The Evaluator: The Trustee and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Agreement provides that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee or Unitholders for errors in judgment, but shall be liable only for its gross negligence, lack of good faith or willful misconduct.

EXPENSES OF THE TRUST

     Except with respect to those series indicated in the next sentence, the Sponsor will not charge the Trust an advisory fee and will receive no fee from the Trust for services performed as Sponsor. The Sponsor will charge Kemper Tax-Exempt Income Trust, Multi-State Series 45 and subsequent series an annual surveillance fee for services performed for such Trust Funds in an amount not to exceed the amount shown under "Essential Information" in Part Two, but in no event will such compensation when combined with all compensation received from other unit investment trusts for which the Sponsor acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of such State Trust Fund outstanding as of the January Record Date for any annual period. The Sponsor and other Underwriters paid all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Prospectus, Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, payment of closing fees, expenses of the Trustee, initial evaluation fees during the initial public offering and other out-of-pocket expenses.

     The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two per $1,000 principal amount of Municipal Bonds in each State Trust, based on the largest aggregate principal amount of Municipal Bonds in the State Trust at any time during the monthly, quarterly or semi-annual period, as appropriate. In no event shall the Trustee receive less than $2000 annual compensation in any single year for any Trust. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the State Trusts. See "Unitholders-Distributions to Unitholders."

     For evaluation of Municipal Bonds in the State Trusts, the Evaluator receives a fee, calculated on an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such State Trust at any time during such monthly period.

     The Trustee's, Sponsor's (if any) and Evaluator's fees for the State Trusts are payable monthly on or before each Distribution Date by deductions from the Interest Accounts thereof to the extent funds are available and then from the Principal Accounts. Such fees may be increased without approval of the Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.

     The following additional charges are or may be incurred by a State Trust:
(a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges;
(d) expenses and costs of any action taken by the Trustee to protect the Trust or such State Trust, or the rights and interest of the Unitholders;
(e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of the Trust or such State Trust without negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting as Sponsor of the State Trust without gross negligence, bad faith or willful misconduct; and
(g) expenditures incurred in contacting Unitholders upon termination of the State Trust. Each Trust may pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the appropriate State Trust and, when owed to the Trustee, are secured by a lien on such State Trust.

     Fees and expenses of a State Trust shall be deducted from the Interest Account thereof, or, to the extent funds are not available in such Account, from the Principal Account. The Trustee may withdraw from the Principal Account or the Interest Account of any State Trust such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of the State Trust. Amounts so withdrawn shall be credited to a separate account maintained for the State Trust known as the Reserve Account and shall not be considered a part of the State Trust when determining the value of the Units until such time as the Trustee shall return all or any part of such amounts to the appropriate account.

THE SPONSOR

     Ranson & Associates, Inc., the Sponsor of the Trusts, is an investment banking firm created in 1995 by a number of former owners and employees of Ranson Capital Corporation. On November 26, 1996, Ranson & Associates, Inc. purchased all existing unit investment trusts sponsored by EVEREN Securities, Inc. Accordingly, Ranson & Associates is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Ranson & Associates, Inc. is also the sponsor and successor sponsor of Series of The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. Ranson & Associates, Inc. is the successor to a series of companies, the first of which was originally organized in Kansas in 1935. During its history, Ranson & Associates, Inc. and its predecessors have been active in public and corporate finance and have sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Ranson & Associates, Inc., which is a member of the National Association of Securities Dealers, Inc., is the sponsor to each of the above-named unit investment trusts and serves as the financial advisor and as an underwriter for issuers in the Midwest and Southwest, especially in Kansas, Missouri and Texas. The Company's offices are located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241.

     If at any time the Sponsor shall fail to perform any of its duties under the Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the Agreement and liquidate the Trust or any State Trust as provided therein or
(c) continue to act as Trustee without terminating the Agreement.

     The foregoing financial information with regard to the Sponsor relates to the Sponsor only and not to this Trust or any State Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the State Trusts. More comprehensive financial information can be obtained upon request from the Sponsor.

LEGAL OPINIONS

     The legality of the Units offered hereby and certain matters relating to federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

AUDITORS

     The statement of net assets, including the Schedule of Investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trust to which such statement relates, has been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

DESCRIPTION OF SECURITIES RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies - A brief description of the applicable Standard & Poor's rating symbols and their meanings as described by Standard & Poor's follows:

     A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.   Nature of and provisions of the obligation; and

        III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement, under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     Plus (+) or Minus (-): The ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service, Inc. - A brief description of the applicable Moody's rating symbols and their meanings as described by Moody's follows:

     Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

     Aa - Bonds which are rated Aa are judged to be the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

     A1 - Bonds which are rated A1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

     Baa - Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances and, aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, expect in instances of oversupply.

     Conditional Ratings: Bonds rated "Con(-)" are ones for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical ratings denote probable credit stature upon completion of construction or elimination of basis of condition.

     NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in certain areas of its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             Kemper Defined Funds

                                Insured Florida

                                    Series 2











                                   Part Two

                             Dated September 28, 2001








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed Unless Accompanied by Part One.

                             Kemper Defined Funds
                                Insured Florida
                                    Series 2
                             Essential Information
                               As of May 31, 2001
             Sponsor and Evaluator:  Ranson & Associates, Inc.
                       Trustee:  The Bank of New York Co.

General Information
Principal Amount of Municipal Bonds                                 $1,960,000
Number of Units                                                    196,638.557
Fractional Undivided Interest in the Trust per Unit              1/196,638.557
Principal Amount of Municipal Bonds per Unit                            $9.968
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio           $1,946,883
  Aggregate Bid Price of Municipal Bonds per Unit                       $9.901
  Cash per Unit (1)                                                     $(.012)
  Pricing accrued interest to date of settlement                         $.006
  Sales Charge of 5.820% (5.50% of Public Offering Price)                $.576
  Public Offering Price per Unit (inclusive of accrued
     interest) (2)                                                     $10.471
Redemption Price per Unit (inclusive of accrued interest)               $9.895
Excess of Public Offering Price per Unit Over Redemption
   Price per Unit                                                        $.576
Minimum Value of the Trust under which Trust Agreement
   may be terminated                                                  $619,000

Date of Trust                                                    June 21, 1995
Mandatory Termination Date                                   December 31, 2028



Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price which includes interest to the date of settlement (three business days after purchase).

                              Kemper Defined Funds
                                Insured Florida
                                    Series 2
                       Essential Information (continued)
                               As of May 31, 2001
                Sponsor and Evaluator:  Ranson & Associates, Inc.
                       Trustee:  The Bank of New York Co.

Special Information Based on Distributions
Calculation of Estimated Net Annual Interest Income per Unit:
  Estimated Annual Interest Income                                    $.535882
  Less:  Estimated Annual Expense                                      .029744
                                                                          ----
  Estimated Net Annual Interest Income                                $.506138
                                                                     =========
Calculation of Interest Distribution per Unit:
  Estimated Net Annual Interest Income                                $.506138
  Divided by 12                                                       $.042178
Estimated Daily Rate of Net Interest Accrual per Unit                 $.001406
Estimated Current Return Based on Public Offering Price
   (exclusive of accrued interest (3)                                    4.83%
Estimated Long-Term Return (3)                                           4.59%

Trustee's Annual Fees per $1,000 Principal Amount                    $1.590000
Evaluation Fees per $1,000 Principal Amount                           $.300000
Trustee's Miscellaneous Expenses per Unit                             $.008397
Surveillance Fees per 100 Units                                       $.200000

Record and Computation Dates: First day of the month.

Distribution Dates: Fifteenth day of the month.

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

                             Report of Independent Auditors


Unitholders
Kemper Defined Funds
Insured Florida
Series 2

We have audited the accompanying statement of assets and liabilities of Kemper Defined Funds Insured Florida Series 2, including the schedule of investments, as of May 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of investments owned as of May 31, 2001, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemper Defined Funds Insured Florida Series 2 at May 31, 2001, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States.




                                                              Ernst & Young LLP





Kansas City, Missouri
September 14, 2001

                                Kemper Defined Funds

                                   Insured Florida

                                       Series 2

                          Statement of Assets and Liabilities

                                     May 31, 2001

Assets
Municipal Bonds, at value (cost $1,849,032)                         $1,946,883
Interest receivable                                                     28,145
                                                                          ----
Total assets                                                         1,975,028


Liabilities and net assets
Cash overdraft                                                          21,460
Accrued liabilities                                                      1,382
                                                                          ----
                                                                        22,842

Net assets, applicable to 196,639 Units outstanding:
  Cost of Trust assets, exclusive of interest           $1,849,032
  Unrealized appreciation                                   97,851
  Distributable funds                                        5,303
                                                              ----        ----
Net assets                                                          $1,952,186
                                                                     =========

See accompanying notes to financial statements.

                              Kemper Defined Funds

                                Insured Florida

                                    Series 2

                            Statements of Operations

                                                     Year ended May 31
                                                 2001         2000         1999
                                                 ----         ----         ----
Investment income - interest                 $107,347     $118,909     $128,553
Expenses:
  Trustee's fees and related expenses           5,061        5,737        5,322
  Evaluator's and portfolio surveillance
  fees                                          1,002        1,109        1,205
                                                 ----         ----         ----
Total expenses                                  6,063        6,846        6,527
                                                 ----         ----         ----
Net investment income                         101,284       112,063     122,026

Realized and unrealized gain (loss) on
  investments:
  Realized gain (loss) on investments
                                                  463       (1,892)      25,934
  Unrealized appreciation (depreciation)
     during the year                          143,419     (195,402)     (38,002)
                                                 ----         ----         ----
Net gain (loss) on investments                143,882     (197,294)     (12,068)
                                                 ----         ----         ----
Net increase (decrease) in net assets
   Resulting  from operations                $245,166     ($85,231)    $109,958
                                            =========     =========   =========

See accompanying notes to financial statements.

                                 Kemper Defined Funds

                                   Insured Florida

                                     Series 2

                         Statements of Changes in Net Assets

                                                     Year ended May 31
                                                 2001         2000         1999
                                                ----         ----         ----
Operations:
  Net investment income                      $101,284      $112,063    $122,026
  Realized gain (loss) on investments             463       (1,892)      25,934
  Unrealized appreciation (depreciation)
    on investments during the year            143,419     (195,402)    (38,002)
                                                 ----         ----         ----
Net increase (decrease) in net assets
   resulting from operations                  245,166      (85,231)     109,958

Distributions to Unitholders:
  Net investment income                     (102,234)     (113,577)    (123,491)

Capital transactions:
  Redemption of Units                       (154,518)     (170,302)    (305,899)
                                                 ----         ----         ----
Total decrease in net assets                 (11,586)     (369,110)    (319,432)

Net assets:
  At the beginning of the year              1,963,772     2,332,882   2,652,314
                                                 ----          ----        ----
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $5,303, $(735)
    and $7,792 at May 31, 2001, 2000
    and 1999, respectively)                $1,952,186   $1,963,772   $2,332,882
                                            =========    =========    =========
Trust Units outstanding at the end of
   the year                                   196,639      212,835      230,948
                                            =========    =========    =========
Net asset value per Unit at the end of
  the year                                     $9.928      $9.227       $10.101
                                            =========    =========    =========

See accompanying notes to financial statements.

                                               Kemper Defined Funds

                                                 Insured Florida

                                                     Series 2

                                               Schedule of Investments

                                                     May 31, 2001

                                                        Coupon     Maturity  Redemption                     Principal
Name of Issuer and Title of Bond (4)                    Rate           Date  Provisions(2)      Rating(1)      Amount    Value(3)
---------------------                                   ---             ---  -----              ---             ----         ---
City of Clearwater, Florida Improvement Revenue       5.875%      2/01/2020  2018 @ 100 S.F.    AAA          $265,000   $272,105
Bonds, Series 1995 (Municipal Services/Public                                2003 @ 102
Safety and Police Complex Project). Insured by MBIA.

Certificates of Participation, Series 1995A,          5.375       8/01/2015  2005 @ 101         AAA           300,000    306,939
The School Board of Palm Beach County, Florida, as
Lessee, Pursuant to a Master Lease Purchase Agreement
with the Palm Beach School Board Leasing Corp., as
Lessor Insured by AMBAC.

Florida State Municipal Power Agency, Refunding       4.500     10/01/2027   2017 @ 100 S.F.    AAA           275,000    236,624
Revenue Bonds (Stanton II Project). Insured                                  2003 @ 100
by AMBAC.

State of Florida, Orlando-Orange County               5.125      7/01/2020   2003 @ 102         AAA           275,000    274,796
Expressway Authority, Junior Lien Revenue
Refunding Bonds, Series 1993A. Insured by
FGIC.

Orange County, Florida, Health Facilities             5.750     11/15/2025   2021 @ 100 S.F.    AAA           295,000    302,921
Authority, Hospital Revenue Bonds, Series 1995                               2005 @ 102
(Adventist Health System/Sunbelt Obligated Group).
Insured by AMBAC.

City of West Palm Beach, Florida, Utility             5.400     10/01/2023   2017 @ 100 S.F.    AAA          275,000     275,869
System Revenue Bonds, Series 1993B. Insured                                  2002 @ 101
by FGIC.

Pinellas County Health Facilities Authority,          5.600      7/01/2023   2014 @ 100 S.F.    AAA          275,000     277,629
Florida, Hospital Facilities Revenue Bonds,                                  2003 @ 102
Series 1993A (Bayfront Obligated Group Projects).
Insured by MBIA.
                                                                                                                ----        ----
                                                                                                          $1,960,000  $1,946,883

                                                                                                           =========   =========

See accompanying notes to Schedule of Investments.

                                Kemper Defined Funds

                                  Insured Florida

                                     Series 2

Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on the Bonds in the Trust was obtained by the issuers of such Bonds.

See accompanying notes to financial statements.

                            Kemper Defined Funds

                              Insured Florida

                                 Series 2

                       Notes to Financial Statements


1.  Significant Accounting Policies

Trust Sponsor and Evaluator

Ranson & Associates, Inc. serves as the Trust's sponsor and evaluator.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Ranson & Associates, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, (d) insurance, or (e) any combination of the above (See Note 4 - Insurance).

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on June 21, 1995 (Date of Deposit). The premium or discount (including any original issue discount) existing at June 21, 1995, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

Adoption of AICPA Audit and Accounting Guide

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies. The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not amortize premiums or accrete discounts on fixed income securities. The recording of premium amortization and discount accretion will not impact total net assets of the Trust, but rather, changes net investment income with an offsetting increase or decrease in realized or unrealized gain/loss within the statement of operations.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at May 31, 2001:

   Gross unrealized appreciation                                     $97,851
   Gross unrealized depreciation                                           -
                                                                       -----
   Net unrealized appreciation                                       $97,851
                                                                   =========

3.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

                           Kemper Defined Funds

                              Insured Florida

                                  Series 2

                   Notes to Financial Statements (continued)


4.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

Insurance

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of Trust have received a rating of "AAA" by Standard & Poor's Corporation. No representation is made as to any insurer's ability to meet its commitments.

Distributions

Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions, on a record date basis, are as follows:


                   Year ended            Year ended            Year ended
Distribution      May 31, 2001          May 31, 2000          May 31, 1999
     Plan     Per Unit       Total  Per Unit       Total  Per Unit       Total
-----             ----       -----      ----       -----      ----       -----
Monthly         $.509     $101,854     $.511    $113,240     $.511    $122,519

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:

                                               Year ended May 31
                                        2001           2000           1999
                                       -----          -----          -----
Principal portion                   $154,518       $170,302       $305,899
Net interest accrued                     380            337            972
                                       -----          -----          -----
                                    $154,898       $170,639       $306,871
                                   =========      =========      =========
Units                                 16,196         18,113         30,196
                                   =========      =========      =========


                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated September 14, 2001, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Kemper Defined Funds Insured Florida Series 2 dated September 28, 2001.



                                                              Ernst & Young LLP


Kansas City, Missouri
September 28, 2001

                      Contents of Post-Effective Amendment
                            To Registration Statement



     This Post-Effective amendment to the Registration Statement comprises the following papers and documents:


                                The facing sheet


                                 The prospectus


                                 The signatures


                     The Consent of Independent Accountants

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, The Registrant, Kemper Defined Funds Series 34, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wichita, and State of Kansas, on the 28th day of September, 2001.

                              Kemper Defined Funds Series 34
                                 Registrant

                              By: Ranson & Associates, Inc.
                                 Depositor

                              By: Robin Pinkerton
                                 President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on September 28, 2001 by the following persons, who constitute a majority of the Board of Directors of Ranson & Associates, Inc.

           Signature                            Title



Douglas K. Rogers    Executive Vice and President and Director
Douglas K. Rogers


Alex R. Meitzner     Chairman of the Board and Director
Alex R. Meitzner


Robin K. Pinkerton   President, Secretary, Treasurer and
Robin K. Pinkerton   Director

                                             Robin Pinkerton

     An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of The Kansas Tax-Exempt Trust, Series 51 (File No. 33-46376) and Series 52 (File No. 33-47687) and the same are hereby incorporated herein by this reference.